As filed with the Securities and Exchange Commission on April 29, 1998

                                                       Registration No. 33-25623
                                                                        811-5690
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   ----------

                                   FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933

                      Post-Effective Amendment No. 23                          X
                                                                               -

                                    and/or


              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                Amendment No. 23                               X
                                                                               -

                                   ----------

                          FIRST INVESTORS SERIES FUND
              (Exact name of Registrant as specified in charter)

                                95 Wall Street
                              New York, New York                 10005
                   (Address of Principal Executive Offices)   (Zip Code)

                                  212-858-8000
              (Registrant's Telephone Number, Including Area Code)

                               Ms. Concetta Durso
                         Secretary and Vice President
                          First Investors Series Fund
                                95 Wall Street
                           New York, New York  10005
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective on April 30, 1998 pursuant to paragraph (b) of Rule 485.

                          FIRST INVESTORS SERIES FUND
                                Blue Chip Fund
                             Investment Grade Fund
                            Special Situations Fund
                               Total Return Fund
                             CROSS-REFERENCE SHEET


N-1A Item No.                                        Location
-------------                                        --------
PART A:  PROSPECTUS

 1.      Cover Page............................  Cover Page
 2.      Synopsis..............................  Fee Table
 3.      Condensed Financial Information.......  Financial Highlights
 4.      General Description of Registrant.....  Investment Objectives
                                                 and Policies; General
                                                 Information

 5.      Management of the Fund................  Management
 5A.     Management's Discussion of
          Fund Performance.....................  Performance Information
 6.      Capital Stock and Other Securities....  Description of Shares;
                                                 Dividends and Other
                                                 Distributions; Taxes;
                                                 Determination of Net Asset
                                                 Value
 7.      Purchase of Securities Being Offered..  Alternative Purchase
                                                 Plan; How to Buy Shares
 8.      Redemption or Repurchase..............  How to Exchange Shares;
                                                 How to Redeem Shares;
                                                 Telephone Transactions
 9.      Pending Legal Proceedings.............  Not Applicable

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.      Cover Page............................  Cover Page
11.      Table of Contents.....................  Table of Contents
12.      General Information and History.......  General Information
13.      Investment Objectives and Policies....  Investment Policies;
                                                 Investment Restrictions
14.      Management of the Fund................  Trustees and Officers
15.      Control Persons and Principal
          Holders of Securities................
16.      Investment Advisory and Other Services  Management
17.      Brokerage Allocation..................  Allocation of Portfolio
                                                 Brokerage
18.      Capital Stock and Other Securities....  Determination of Net
                                                 Asset Value
19.      Purchase, Redemption and Pricing
          of Securities Being Offered..........  Reduced Sales Charges,
                                                 Additional Exchange and
                                                 Redemption Information

                                                  and Other Services;
                                                  Determination of Net
                                                  Asset Value
20.      Tax Status............................   Taxes
21.      Underwriters..........................   Underwriter
22.      Performance Data......................   Performance Information
23.      Financial Statements..................   Financial Statements;
                                                  Report of Independent
                                                  Accountants

PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

FIRST INVESTORS SERIES FUND
 BLUE CHIP FUND                                   SPECIAL SITUATIONS FUND
 INVESTMENT GRADE FUND                            TOTAL RETURN FUND

95 Wall Street, New York, New York 10005/1-800-423-4026

   This is a Prospectus for FIRST INVESTORS BLUE CHIP FUND, FIRST INVESTORS INVESTMENT GRADE FUND, FIRST INVESTORS SPECIAL SITUATIONS FUND and FIRST INVESTORS TOTAL RETURN FUND, each of which is a separate series of First Investors Series Fund ("Series Fund"). Series Fund is an open-end diversified management investment company which presently offers five separate investment series. This Prospectus relates to the four series of Series Fund listed above (singularly, "Fund," and collectively, "Funds"). Each Fund sells two classes of shares. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. See "Alternative Purchase Plans."

   BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital. This Fund seeks to achieve its objective by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Fund's investment adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

   INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. This Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in investment grade debt securities, which are securities rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Fund's investment adviser.

   SPECIAL SITUATIONS FUND seeks long-term growth of capital. This Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in the common stock of companies with small to medium market capitalization that the Fund's investment adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.

   TOTAL RETURN FUND seeks to provide investors with high long-term total investment return consistent with moderate investment risk. This Fund seeks to achieve its objective by investing, under normal market conditions, primarily in stocks, bonds and money market instruments.

   There can be no assurance that any Fund will achieve its investment objective.

   This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to Series Fund at the address or telephone number indicated above.

   An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR
  ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is April 30, 1998

                                   FEE TABLE

   The following table is intended to assist investors in understanding the expenses associated with investing in each class of shares of a Fund.


                        SHAREHOLDER TRANSACTION EXPENSES

                                                             Class A          Class B
                                                             Shares           Shares
                                                            ----------       ----------
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)....................     6.25%             None
Deferred Sales Load
  (as a percentage of the lower of original purchase
  price or redemption proceeds)..........................     None*      4% in the first  year;
                                                                         declining to 0% after
                                                                         the sixth year

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)


                                                                            TOTAL FUND
                              MANAGEMENT       12B-1        OTHER           OPERATING
                               FEES(1)+        FEES       EXPENSES(2)       EXPENSES(3)+
                             -----------      ------      -----------      -------------
BLUE CHIP FUND
Class A Shares............       0.75%         0.30%          0.34%            1.39%
Class B Shares............       0.75          1.00           0.34             2.09

INVESTMENT GRADE FUND
Class A Shares............       0.60          0.30           0.20+            1.10
Class B Shares............       0.60          1.00           0.20+            1.80

SPECIAL SITUATIONS FUND
Class A Shares............       0.75          0.30           0.48             1.53
Class B Shares............       0.75          1.00           0.48             2.23

TOTAL RETURN FUND
Class A Shares............       0.75          0.30           0.44             1.49
Class B Shares............       0.75          1.00           0.44             2.19

_________________


* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. See "How To Buy Shares."

+  Net of waiver and/or reimbursement.

(1) Management Fees have been restated for INVESTMENT GRADE FUND to reflect current fees. For the fiscal year ended December 31, 1997, the Adviser waived Management Fees in excess of 0.75% for each Fund, except that it waived Management Fees in excess of 0.65% for INVESTMENT GRADE FUND. Absent the waiver, such fees would have been 1.00% for each Fund, other than INVESTMENT GRADE FUND, which would have been 0.75%. The Adviser will waive Management Fees, except for INVESTMENT GRADE FUND, in excess of 0.75% for each Fund, except that it will waive Management Fees in excess of 0.60% for INVESTMENT GRADE FUND, for a minimum period ending December 31, 1998.

(2) Other Expenses have been restated for INVESTMENT GRADE FUND to reflect current expenses. For the fiscal year ended December 31, 1997, the Adviser reimbursed INVESTMENT GRADE FUND for certain Other Expenses. Absent such reimbursement, Other Expenses would have been 0.38% for each class of shares. The Adviser will reimburse each class of that Fund for Other Expenses in excess of 0.20% for a minimum period ending December 31, 1998.


(3) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses would have been as follows: BLUE CHIP FUND - 1.64% for Class A shares and 2.34% for Class B shares; INVESTMENT GRADE FUND - 1.43% for Class A shares and 2.13% for Class B shares; SPECIAL SITUATIONS FUND - 1.78% for Class A shares and 2.48% for Class B shares; TOTAL RETURN FUND - 1.74% for Class A shares and 2.44% for Class B shares. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

   For a more complete description of the various costs and expenses, see "Alternative Purchase Plans," "How To Buy Shares," "How To Redeem Shares," "Management" and "Distribution Plans." Due to the imposition of Rule 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

   The Example below is based on Class A and Class B expense data for each Fund's fiscal year ended December 31, 1997, except that certain Operating Expenses have been restated, as noted above.

                                    EXAMPLE

   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                --------   -----------   ----------   ---------

BLUE CHIP FUND
Class A.........................  $76          $104         $134        $219
Class B.........................   61            95          132         224*

INVESTMENT GRADE FUND
Class A.........................   73            95          119         188
Class B.........................   58            87          117         193*

SPECIAL SITUATIONS FUND
Class A.........................   77           108          141         233
Class B.........................   63           100          139         234*

TOTAL RETURN FUND
Class A.........................   77           107          139         229
Class B.........................   62            99          137         235*

   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:


                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                --------   -----------   ----------   ----------

BLUE CHIP FUND

Class A...................        $76          $104         $134        $219
Class B...................         21            65          112         224*

INVESTMENT GRADE FUND
Class A...................         73            95          119         188
Class B...................         18            57           97         193*

SPECIAL SITUATIONS FUND
Class A...................         77           108          141         233
Class B...................         23            70          119         239*

TOTAL RETURN FUND
Class A...................         77           107          139         229
Class B...................         22            69          117         235*

*  Assumes conversion to Class A shares eight years after purchase.

   THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION BY THE FUNDS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                      [This Page Intentionally Left Blank]

                              FINANCIAL HIGHLIGHTS

   The table below sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. Additional performance information is contained in Series Fund's Annual Report which may be obtained without charge by contacting Series Fund at 1-800-423-4026. The table has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to Series Fund.

                                     -----------------------------------------------------------------------------------------------

                                                                               PER SHARE DATA
                                     -----------------------------------------------------------------------------------------------


                                                                                                  LESS DISTRIBUTIONS FROM
                                                   INCOME FROM INVESTMENT OPERATIONS                        FROM
                                                   ---------------------------------              -----------------------
                                                                 NET REALIZED
                                     NET ASSET                   AND
                                      VALUE          NET         UNREALIZED
                                     --------        INVEST-     GAIN    (LOSS)      TOTAL FROM     NET       NET         TOTAL
                                     BEGINNING       MENT        ON                  INVESTMENT     INVEST    REALIZED    DISTRI
                                     OF PERIOD       INCOME      INVESTMENTS         OPERATIONS     INCOME    GAINS       -BUTIONS
------------------------------------------------------------------------------------------------------------------------------------

BLUE CHIP FUND
--------------
CLASS A
-------
1/3/89* to 12/31/89................  $ 11.13         $ .50        $ 1.18              $ 1.68         $.40      $    --     $  .40
1990...............................    12.41           .32          (.74)               (.42)         .35           --        .35
1991...............................    11.64           .21          2.96                3.17          .22           --        .22
1992...............................    14.59           .13           .82                 .95          .13          .12        .25
1993...............................    15.29           .10          1.08                1.18          .10          .79        .89
1994...............................    15.58           .11          (.58)               (.47)         .09         1.56       1.65
1995...............................    13.46           .19          4.37                4.56          .20          .60        .80
1996...............................    17.22           .14          3.39                3.53          .17         1.11       1.28
1997...............................    19.47           .09          4.98                5.07          .08         1.62       1.70
CLASS B
-------
1/12/95* to 12/31/95  .............    13.51           .10          4.31                4.41          .16          .60        .76
1996...............................    17.16           .06          3.32                3.38          .06         1.11       1.17
1997...............................    19.37          (.03)         4.91                4.88           --         1.62       1.62

INVESTMENT GRADE FUND
---------------------
CLASS A
-------
2/19/91* to 12/31/91...............   $ 9.31           .57           .67                1.24          .57          .05        .62
1992...............................     9.93           .71           .04                 .75          .72          .06        .78
1993...............................     9.90           .65           .50                1.15          .65          .07        .72
1994...............................    10.33           .62         (1.09)               (.47)         .62           --        .62
1995...............................     9.24           .64          1.10                1.74          .64           --        .64
1996...............................    10.34           .62          (.39)                .23          .62          .02        .64
1997...............................     9.93           .62           .25                 .87          .61          .03        .64
CLASS B
-------
1/12/95* to 12/31/95...............     9.26           .54          1.10                1.64          .55           --        .55
1996...............................    10.35           .55          (.39)                .16          .55          .02        .57
1997...............................     9.94           .55           .26                 .81          .55          .03        .58

* Commencement of operations of Class A shares or date Class B shares first offered
**     Calculated without sales charges
+      Annualized
++     Net of expenses waived or assumed
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.


------------------------------------------------------------------------------------------------------------------------------------

                                                         RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------


                                                                             RATIO TO AVERAGE NET
                                                                                ASSETS BEFORE
                                                    RATIO TO AVERAGE          EXPENSES WAIVED OR
                                                      NET ASSETS ++                 ASSUMED
                                                ---------------------------  ----------------------

 NET ASSET                    NET ASSETS                          NET                        NET
   Value                      END OF                              INVEST-                    INVEST
---------     TOTAL           PERIOD                               MENT                      -MENT       PORTFOLIO      AVERAGE
 END OF       RETURN**        (IN               EXPENSES          INCOME       EXPENSES      INCOME      TURNOVER       COMMISSION

 PERIOD        (%)            THOUSANDS)          (%)              (%)           (%)          (%)        RATE (%)       RATE+++
------------------------------------------------------------------------------------------------------------------------------------

$ 12.41       15.40          $  27,212            .02             3.72          1.48        2.26           49             --
  11.64       (3.50)            55,816            .77             2.57          1.88        1.46           49             --
  14.59       27.52             79,932           1.28             1.63          1.78        1.14           31             --
  15.29        6.56             99,501           1.46              .95          1.73         .67           44             --
  15.58        7.77            117,929           1.48              .66          1.73         .41           39             --
  13.46       (3.02)           123,694           1.54              .80          1.79         .55           82             --
  17.22       34.01            170,271           1.49             1.23          1.74         .98           25             --
  19.47       20.55            239,851           1.44              .78          1.67         .55           45           .0689
  22.84       26.05            350,721           1.39              .40          1.64         .15           63           .0649

  17.16       32.76              5,481           2.20+             .52+         2.46+        .26+          25             --
  19.37       19.71             17,012           2.22               --          2.37        (.16)          45           .0689
  22.63       25.19             37,032           2.09             (.30)         2.34        (.55)          63           .0649


$  9.93       15.70+         $  18,153             --             7.79+         1.48+       6.31+          51             --
   9.90        7.83             37,922            .57             7.20          1.41        6.36           44             --
  10.33       11.82             48,507            .86             6.27          1.40        5.73           38             --
   9.24       (4.62)            46,179            .95             6.46          1.47        5.94           17             --
  10.34       19.40             49,997           1.10             6.43          1.43        6.10           27             --
   9.93        2.39             46,396           1.11             5.96          1.42        5.65           22             --
  10.16        9.14             45,007           1.11             6.18          1.43        5.86           34             --

  10.35       18.08              1,167           1.80+            5.73+         2.13+       5.40+          27             --
   9.94        1.64              2,333           1.81             5.26          2.12        4.95           22             --
  10.17        8.40              3,318           1.81             5.48          2.13        5.16           34             --

------------------------------------------------------------------------------------------------------------------------------------

                                                                                PER SHARE DATA
                                        --------------------------------------------------------------------------------------------



                                                                                                      LESS DISTRIBUTIONS
                                                      INCOME FROM INVESTMENT OPERATIONS                     FROM
                                                      ---------------------------------               ------------------
                                                                      NET
                                                                      REALIZED
                                        NET ASSET                     AND
                                            VALUE                     UNREALIZED       TOTAL FROM     NET
                                        ---------     NET             GAIN  (LOSS)     INVEST         INVEST-    NET         TOTAL
                                        BEGINNING     INVEST          ON               -MENT          MENT       REALIZED    DISTRI-

                                        OF PERIOD     -MENT INCOME    INVESTMENTS      OPERATIONS     INCOME     GAINS       BUTIONS

------------------------------------------------------------------------------------------------------------------------------------

SPECIAL SITUATIONS FUND
-----------------------
CLASS A
-------
9/18/90* to 12/31/90................    $  9.31        $  .09           $  .27          $  .36       $  .09      $   --     $  .09
1991................................       9.58           .10             4.74            4.84          .10         .33        .43
1992................................      13.99            --             2.41            2.41           --         .78        .78
1993................................      15.62          (.08)            3.29            3.21           --         .83        .83
1994................................      18.00          (.04)            (.62)           (.66)          --         .91        .91
1995................................      16.43          (.01)            3.94            3.93           --         .73        .73
1996................................      19.63          (.01)            2.28            2.27           --        1.17       1.17
1997................................      20.73          (.09)            3.44            3.35           --        1.90       1.90

CLASS B
-------
1/12/95* to 12/31/95................      16.40          (.01)            3.85            3.84           --         .73        .73
1996................................      19.51          (.14)            2.25            2.11           --        1.17       1.17
1997................................      20.45          (.15)            3.29            3.14           --        1.90       1.90

TOTAL RETURN FUND
-----------------
CLASS A
-------
4/24/90* to 12/31/90................    $ 11.17        $  .32           $ (.12)         $  .20       $  .32      $   --     $  .32
1991................................      11.05           .37             1.97            2.34          .34         .12        .46
1992................................      12.93           .27             (.41)           (.14)         .30         --         .30
1993................................      12.49           .26              .63             .89          .26        1.24       1.50
1994................................      11.88           .21             (.62)           (.41)         .19         .39        .58
1995................................      10.89           .39             2.50            2.89          .37         .44        .81
1996................................      12.97           .39              .97            1.36          .41        1.12       1.53
1997................................      12.80           .26             2.04            2.30          .28        1.08       1.36

CLASS B
-------
1/12/95* to 12/31/95................      10.90           .25             2.54            2.79          .33         .44        .77
1996................................      12.92           .32              .94            1.26          .34        1.12       1.46
1997................................      12.72           .21             1.97            2.18          .19        1.08       1.27


* Commencement of operations of Class A shares or date Class B shares first offered
**       Calculated without sales charges
+        Annualized
++       Net of expenses waived or assumed
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.


------------------------------------------------------------------------------------------------------------------------------------

                                                      RATIOS / SUPPLEMENTAL DATA
                --------------------------------------------------------------------------------------------------------------------


                                                                                    RATIO TO AVERAGE NET
                                                                                        ASSETS BEFORE
                                                     RATIO TO AVERAGE                 EXPENSES WAIVED OR
                                                       NET ASSETS ++                       ASSUMED
                                                ------------------------           ------------------------
                              NET ASSETS                        NET                               NET
NET ASSET                     END OF                            INVEST-                           INVEST-
    VALUE       TOTAL         PERIOD                            MENT                              MENT       PORTFOLIO   AVERAGE
---------       RETURN **     (IN               EXPENSES        INCOME             EXPENSES       INCOME     TURNOVER    COMMISSION
END OF PERIOD    (%)          THOUSANDS)        (%)             (%)                (%)            (%)        RATE (%)    RATE+++
------------------------------------------------------------------------------------------------------------------------------------

$  9.58         13.58+       $   1,321             --              3.93+           2.74+          1.19+          0      $   --
  13.99         50.47            9,183             --              1.44            2.31           (.87)         86          --
  15.62         17.26           25,814           1.06              (.05)           1.92           (.91)         88          --
  18.00         20.52           59,148           1.55              (.63)           1.89           (.96)         71          --
  16.43         (3.66)          89,906           1.65              (.26)           1.90           (.51)         53          --
  19.63         23.92          125,331           1.60              (.08)           1.85           (.33)         80          --
  20.73         11.56          158,326           1.59              (.13)           1.84           (.38)         99       .0689
  22.18         16.15          194,189           1.53              (.45)           1.78           (.70)         84       .0643

  19.51         23.42            4,566           2.33+            (.81)+           2.59+         (1.07)+        80          --
  20.45         10.81           10,242           2.38              (.92)           2.55          (1.09)         99       .0689
  21.69         15.34           16,503           2.23             (1.15)           2.48          (1.40)         84       .0643


$ 11.05          2.67+       $  41,499             --              5.85+           2.11+          3.74+         13          --
  12.93         21.51           60,888            .83              3.20            1.88           2.14          51          --
  12.49         (1.00)          65,537           1.29              2.25            1.78           1.76          75          --
  11.88          7.18           58,176           1.45              2.00            1.83           1.62         131          --
  10.89         (3.45)          50,714           1.63              1.91            1.88           1.66         124          --
  12.97         26.71           55,442           1.58              3.08            1.83           2.83         135          --
  12.80         10.62           56,530           1.53              2.93            1.78           2.68         146       .0691
  13.74         18.08           66,714           1.49              1.94            1.74           1.69         138       .0677

  12.92         25.74              270           2.41+             2.24+           2.67+          1.98+        135          --
  12.72          9.86            1,032           2.32              2.14            2.49           1.97         146       .0691
  13.63         17.24            2,520           2.19              1.24            2.44            .99         138       .0677

                       INVESTMENT OBJECTIVES AND POLICIES

BLUE CHIP FUND

   BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed-income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

   The Fund defines Blue Chip companies as those companies that are included in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.

   The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its total assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" and the SAI for additional information concerning these securities.

INVESTMENT GRADE FUND

   INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rating categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities), dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may make loans of portfolios securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. The Fund may invest up to 5% of its net assets in zero coupon or pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

   The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies on, among other things, its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded), or if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P.
The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. However, if downgrading results in the Fund holding more than 5% of its net assets in securities rated lower than Baa by Moody's or BBB by S&P, the Adviser will sell sufficient securities to stay within this limit. See "Debt Securities" and Appendix A for a description of corporate bond ratings.

SPECIAL SITUATIONS FUND

   SPECIAL SITUATIONS FUND seeks long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth. The Fund may invest up to 35% of its total assets in other common stocks, in preferred stock that is convertible into common stock issued by U.S. corporations and in the common stock of companies located outside the United States.

   SPECIAL SITUATIONS FUND seeks to invest in the common stock of companies that the Adviser believes are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Fund considers to be market capitalization of up to $1.5 billion. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

   Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Securities of these companies may have more potential for growth but also greater risk than that normally associated with larger, older or better-known companies.

   Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. These include the equity securities of companies which represent new or changing industries and those which, in the opinion of the Adviser, represent special situations, the potential future value of which has not been fully recognized. Growth securities of companies with small to medium market capitalization which represent a special situation bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance or a bankruptcy may not be as profitably resolved as had been expected. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

   The majority of SPECIAL SITUATIONS FUND'S investments are expected to be securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, or securities that have an established over-the-counter ("OTC") market, although the depth and liquidity of the OTC market may vary from time to time and from security to security.

   SPECIAL SITUATIONS FUND may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities" and "American Depository Receipts."

   The Fund may invest up to 5% of its total assets in the securities of other registered investment companies. Such investments will probably involve additional advisory or distribution fees. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and enter into repurchase agreements. See "Description of Certain Securities, Other Investment Policies and Risk Factors" and the SAI for more information regarding these securities.

TOTAL RETURN FUND

   TOTAL RETURN FUND seeks to provide investors with high long-term total investment return consistent with moderate investment risk. The Fund employs a flexible investment strategy which emphasizes investments in stocks, bonds and money market instruments. The amount of Fund assets which may be invested in any of these categories of securities is not fixed and is determined by the Adviser's Investment Committee. The Fund may invest in domestic and foreign common stocks and other equity securities, such as preferred stocks, securities convertible into common stocks and warrants to purchase common stock. The Fund also may invest in debt securities, including money market instruments (consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities), municipal bonds rated Baa or better by Moody's or BBB or better by S&P and corporate and foreign debt securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, enter into repurchase agreements and make loans of portfolio securities. The Fund may invest up to 5% of its net assets in zero coupon and pay-in-kind securities and may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.
There is the possibility that 100% of the Fund's total assets could be invested in corporate debt securities and municipal bonds. No more than 25% of the Fund's net assets may be invested in corporate debt securities and municipal bonds rated below Baa by Moody's or BBB by S&P. See "High Yield Securities" and Appendix A for a description of corporate and municipal bond ratings.

   The dollar weighted average of credit ratings (rated by Moody's) of all bonds held by the Fund during the 1997 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 1997 fiscal year and is not necessarily representative of the Fund as of the end of its 1997 fiscal year, the current fiscal year or at any other time in the future.


 Aaa                                                      7.94%
 Aa                                                       1.48
 A                                                        5.23
 Baa                                                      6.98
 Ba                                                       3.40
 B                                                        6.33

       Total                                             32.26%

   The type of equity securities in which the Fund generally invests include growth and value equity securities. Growth equity securities include securities of seasoned companies, i.e., companies with above-average earnings growth as compared to the average of the stocks in the S&P 500, other companies which the Adviser believes demonstrate changing or accelerating growth profiles and smaller companies with outstanding growth records and potential based on the Adviser's fundamental analysis of the company. Growth equity securities tend to have above-average price/earnings ratios and less-than-average current yields as compared to other equity securities. Value equity securities tend to have below average price/earnings ratios, low price to book value and potentially high current yields.

   The majority of the Fund's equity investments are expected to be securities listed on the NYSE, other national securities exchanges or securities that have an established OTC market, although the depth and liquidity of the OTC market may vary from time to time and from security to security. The Fund also may invest in newer and less seasoned companies with small to medium market capitalizations, which the Fund considers to be market capitalization of up to $1.5 billion. The Fund's ability to invest in unseasoned companies with above-average earnings growth, other companies with changing or accelerating growth profiles and smaller companies with outstanding growth records and potential subjects the Fund to greater risk than may be involved in investing in securities which are not selected for such growth characteristics.

   TOTAL RETURN FUND does not intend to invest more than 25% of its total assets in foreign securities. Foreign securities include equity and debt securities issued by foreign companies and government instrumentalities which usually are denominated in foreign currencies. Although the foreign securities in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. The Fund does not purchase foreign securities which are not traded on a recognized domestic or foreign securities exchange. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities" and "American Depository Receipts."

GENERAL

   In any period of market weakness or of uncertain market or economic conditions, each Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See the SAI for a description of these securities.

   Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objective.

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

GENERAL MARKET RISK

   In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to general market risks. The Funds invest primarily in common stocks and bonds. The market risks associated with stocks include the possibility that the entire market for common stocks could suffer a decline in price over a short or even extended period. This could affect the net asset value of your Fund shares. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The market risks associated with bonds include the possibility that the value of corporate, government and other bonds held by the Funds will fluctuate with movements in interest rates and changes in the perceived creditworthiness of the issuers of those securities. Bonds are likely to decline in value in times of rising interest rates and to rise in value in times of falling interest rates. In general, the longer the maturity of a bond, the more pronounced is the effect of a change in interest rates on the value of the security. In addition, because inflation strongly influences interest rates, inflation can affect the net asset value of the Funds. Accordingly, the Funds generally will be appropriate investments only with respect to that portion of your assets that is available for longer-term investments.

TYPES OF SECURITIES AND THEIR RISKS

   AMERICAN DEPOSITORY RECEIPTS. SPECIAL SITUATIONS FUND, BLUE CHIP FUND and TOTAL RETURN FUND may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. See the SAI for more information on ADRs.

   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

   DEBT SECURITIES. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. See Appendix A for a description of corporate and municipal bond ratings.

   FOREIGN SECURITIES. SPECIAL SITUATIONS FUND and TOTAL RETURN FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date to purchase other securities denominated in that currency. The Fund may also buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risks than investing in securities of U.S. companies. Because the Funds currently do not intend to hedge their foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect each Fund's share price. In addition, the Funds will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries.

   HIGH YIELD SECURITIES. High Yield Securities are subject to certain risks that may not be present with investments in higher grade debt securities.

   EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

   Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

   THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

   CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. HIGH YIELD FUND may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

   LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

   The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

   MONEY MARKET INSTRUMENTS. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See the SAI for more information regarding money market instruments and Appendix A to the SAI for a description of commercial paper ratings.

   MORTGAGE-BACKED SECURITIES. Mortgage loans often are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities can and will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities. See the SAI for more information concerning mortgage-backed securities.

   RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail market, prepayment and extension risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayment generally increases when interest rates decline. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security, which is known as extension risk. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities.

   MUNICIPAL BONDS. Municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, generally to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A for a description of municipal bond ratings.

   In order for the Fund's interest income from municipal bonds to be exempt from Federal income taxation when distributed to its shareholders, the Fund must comply with certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund's investments in municipal bonds are not expected to meet these requirements. Accordingly, distributions of interest income from municipal bonds in the Fund's portfolio will be taxable to shareholders the same as distributions of interest income from other securities held by the Fund. See "Taxes."

   PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

   REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

   RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid investments, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which the Board of Trustees or the Adviser has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

OTHER INVESTMENT POLICIESPORTFOLIO TURNOVER

   TOTAL RETURN FUND'S portfolio turnover resulted generally from changes in asset allocation of the Fund throughout 1997, as well as trading of securities to enhance total return. In particular, the Fund decreased its stock holdings from 79% of assets to 59%, and increased its bond holdings from 18% to 35%. This resulted in a portfolio turnover rate of 138% for the fiscal year ended December 31, 1997. A high rate of portfolio turnover (100% or more) generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. See the SAI for the portfolio turnover rate of the other Funds and for more information on portfolio turnover rate.

                           ALTERNATIVE PURCHASE PLANS

   Each Fund has two classes of shares, Class A and Class B, which represent interests in the same portfolio of securities and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class (i) is subject to a different sales charge and bears its separate distribution and certain other class expenses; (ii) has exclusive voting rights with respect to matters affecting only that class; and (iii) has different exchange privileges.

   CLASS A SHARES. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested with discounts available for volume purchases. Class A shares pay a 12b-1 fee at the annual rate of 0.30% of each Fund's average daily net assets attributable to Class A shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases. See "How to Buy Shares."

   CLASS B SHARES. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class A shares. Class B shares pay a 12b-1 fee at the annual rate of 1.00% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."

   FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES. In deciding which alternative is most suitable, an investor should consider several factors, as discussed below. Regardless of whether an investor purchases Class A or Class B shares, your Representative, as defined under "How to Buy Shares," receives compensation for selling shares of a Fund, which may differ for each class.

   The principal advantages of purchasing Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges which are not offered to Class B shareholders. If an investor plans to make a substantial investment, the sales charge on Class A shares may either be lower due to the reduced sales charges available on volume purchases of Class A shares or waived for certain eligible purchasers. Because of the reduced sales charge available on quantity purchases of Class A shares, it is recommended that investments of $250,000 or more be made in Class A shares. Investments in excess of $1,000,000 will only be accepted as purchases of Class A shares. Distributions paid by each Fund with respect to Class A shares will also generally be greater than those paid with respect to Class B shares because expenses attributable to Class A shares will generally be lower.

   The principal advantage of purchasing Class B shares is that, since no initial sales charge is paid, all of an investor's money is put to work from the outset. Furthermore, although any investment in a Fund should only be viewed as a long-term investment, if a redemption must be made soon after purchase, an investor will pay a lower sales charge than if Class A shares had been purchased. Conversely, because Class B shares are subject to a higher asset-based sales charge, long-term Class B shareholders may pay more in asset-based sales charges than the economic equivalent of the maximum sales charge on Class A shares. The automatic conversion of Class B shares into Class A shares after eight years is designed to reduce the probability of this occurring.

                               HOW TO BUY SHARES

   You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation.

   With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. First Investors Cash Management Fund, Inc. and First Investors Tax-Exempt Money Market Fund, Inc. (the "Money Market Funds"), unless otherwise noted, are not Eligible Funds. The funds of Executive Investors Trust are Eligible Funds provided the shares of any such fund either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.

   CHOICE OF CLASS OF SHARES. When you open a Fund account you must specify which class of shares you wish to purchase. If you do not specify which class of shares you wish to purchase, your order will be processed according to procedures established by FIC. For more information, see the SAI.

   MINIMUM INVESTMENT. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another Eligible Fund. Class A share accounts opened through an exchange of shares from the Money Market Funds may be subject to an initial sales charge. You may open a Fund account with $500 for individual retirement accounts ("IRAs") or, at the Fund's discretion, a lesser amount for Simplified Employee Pension Plans ("SEPs"), salary reduction SEPs ("SARSEPs"), SIMPLE-IRAs and qualified or other retirement plans. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

   PROCESSING AND PRICING OF SHARE PURCHASES. Purchases by written application will be processed as follows: Applications accompanied by checks drawn on U.S. banks made payable to "FIC" and received in FIC's Woodbridge offices by the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. Money orders, starter checks and third-party checks will not be accepted.

   Purchases via telephone or wire will be processed as follows: Orders received by Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined as of the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive. The "public offering price" is the net asset value plus the applicable sales charge for Class A shares and the net asset value for Class B shares. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

   Purchases through the National Securities Clearing Corp. ("NSCC") "Fund/SERV" system will be processed as follows: Orders received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, plus any applicable sales charge, determined as of the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit purchase orders to FIC promptly and accurately. FIC will not be liable for any change in the purchase price due to the failure of FIC to receive such purchase orders. Any such disputes must be settled between you and the Dealer.

   CLASS A SHARES. Class A shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:

                                    SALES CHARGE AS % OF
                                   -----------------------    CONCESSION TO
                                   OFFERING    NET AMOUNT    DEALERS AS % OF
      Amount of Investment           PRICE      INVESTED      OFFERING PRICE
--------------------------------   ---------   -----------   ----------------
Less than $25,000...............       6.25%      6.67%           5.13%
$25,000 but under $50,000.......       5.75       6.10            4.72
$50,000 but under $100,000......       5.50       5.82            4.51
$100,000 but under $250,000.....       4.50       4.71            3.69
$250,000 but under $500,000.....       3.50       3.63            2.87
$500,000 but under $1,000,000...       2.50       2.56            2.05

   There is no sales charge on transactions of $1 million or more, purchases that qualify for the Cumulative Purchase Privilege if they total at least $1 million or purchases made pursuant to a Letter of Intent in the minimum amount of $1 million. The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The CDSC will be waived for any purchase of $1 million or more on which the Dealer agrees to receive its concession in installments paid over a 24-month period.

   CUMULATIVE PURCHASE PRIVILEGE AND LETTERS OF INTENT. You may purchase Class A shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.

   WAIVERS OF CLASS A SALES CHARGES. Sales charges on Class A shares do not apply to: (1) any purchase by an officer, trustee, director or employee (who has completed the introductory employment period) of Series Fund, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, trustee, director or employee of Series Fund, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative, provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing; (3) any reinvestment of dividends or other distributions in Class A shares of any Eligible Fund; (4) any reinvestment of Systematic Withdrawal Payment Plan payments in Class A shares of any Eligible Fund; (5) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan;
(6) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract, First Investors Life Variable Annuity Fund C contract or First Investors Life Variable Annuity Fund D contract during the one-year period preceding the maturity date of the contract; (7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 1st Fund of First Investors U.S. Government Plus Fund; (8) any purchase by a participant in a Group Qualified Plan account, as defined under "Retirement Plans," if the purchase is made with the proceeds from a redemption of shares of a fund in another fund group on which either an initial sales charge or a CDSC has been paid; and (9) any purchase in an IRA account if the purchase is made with the proceeds of a distribution from a First Investors Fund under a Group Qualified Plan, as defined under "Retirement Plans." With respects to items (8) and (9) above, if shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

   Additionally, policyholders of participating life insurance policies issued by First Investors Life Insurance Company, an affiliate of the Adviser and Underwriter, may elect to invest dividends earned on such policies in Class A shares of a Fund at net asset value, provided the annual dividend is at least $50 and the policyholder has an existing account with the Fund.

   Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Unitholders may invest in Class A shares of a Fund, other than through the reinvestment of Unit Distributions. Unitholders will be charged the Fund's regular offering price on such purchases. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."

   RETIREMENT PLANS. You may invest in shares of a Fund through a traditional, Roth or Education IRA, SEP, SARSEP, SIMPLE-IRA or any other retirement plan. Participant-directed plans, such as 401(k) plans, profit sharing and money purchase plans and 403(b) plans, that are subject to Title I of ERISA (each, a "Group Qualified Plan") are entitled to a reduced sales charge provided the number of employees eligible to participate is 99 or less. The sales charge as a percentage of the offering price and net amount invested is 3.00% and 3.09%, respectively, and the concession to dealers as a percentage of the offering price is 2.55%.

   There is no sales charge on purchases through a participant-directed Group Qualified Plan with 100 or more eligible employees. A CDSC of 1.00% will be deducted from the redemption proceeds of such accounts for redemptions made within 24 months of purchase. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. These sales charges will be available regardless of whether the account is registered with the Transfer Agent in the name of the individual participant or the sponsoring employer or plan trustee. A Group Qualified Plan account will be subject to the lower of the sales charge for Group Qualified Plans or the sales charge for the purchase of Fund shares.

   CLASS B SHARES. The public offering price of Class B shares of each Fund is the next determined net asset value, with no initial sales charge imposed. A CDSC, however, is imposed upon most redemptions of Class B shares at the rates set forth below:


                                                  CONTINGENT DEFERRED SALES CHARGE
          YEAR SINCE PURCHASE                   AS A PERCENTAGE OF DOLLARS INVESTED
             PAYMENT MADE                             OR REDEMPTION PROCEEDS
          -------------------                   -----------------------------------
          First....................                            4%
          Second...................                            4
          Third....................                            3
          Fourth...................                            3
          Fifth....................                            2
          Sixth....................                            1
          Seventh and thereafter...                            0

   The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or other distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in you paying the lowest possible CDSC.

   As an example, assume an investor purchased 100 shares of Class B shares at $10 per share for a total cost of $1,000 and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares as dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC charge because redemptions are first made of shares acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

   For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

   CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted. See "Determination of Net Asset Value."

   ADDITIONAL PURCHASES. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

   SYSTEMATIC INVESTING. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line. Systematic investments may also be made through automatic payroll investments. The systematic investment privilege is not available for the purchase of Fund shares in an Education IRA account. You may also elect to reinvest systematically in Class A or Class B shares of a Fund at net asset value the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund, including the Money Market Funds. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.

   TRANSFER OF SHARES. Shareholders may transfer the ownership of their shares in a Fund account to another party. Because the Funds do not offer their shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record and does not wish to complete the paperwork necessary to become a client of First Investors, the Funds reserve the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer. For more information on how to transfer your Fund shares, call your Representative or call Shareholder Services at 1-800-423-4026.

   GENERAL. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors Funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers that employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors Funds during a specific period of time. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                             HOW TO EXCHANGE SHARES

   Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS OF ANOTHER FUND. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Before exchanging Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

   EXCHANGES BY MAIL. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include:
(1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem SharesSignature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

   EXCHANGES BY TELEPHONE.  See "Telephone Transactions," below.

   ADDITIONAL EXCHANGE INFORMATION. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES

   You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares in a non-retirement account may be redeemed by mail or telephone. Shares in a retirement account may only be redeemed by mail. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from date of purchase. Shareholders may not redeem shares by telephone or Electronic Fund Transfer unless the shares being redeemed have been owned for at least 15 days. Redemption checks returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI.

   REDEMPTIONS BY MAIL. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include: (1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

   SIGNATURE GUARANTEES. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

   REDEMPTIONS BY TELEPHONE.  See "Telephone Transactions," below.

   ELECTRONIC FUND TRANSFER. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

   FUND/SERV REDEMPTIONS. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic redemption requests received directly from this Dealer. Electronic requests may be processed through the services of the NSCC "Fund/SERV" system. Redemption requests received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, less any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit redemption requests to FIC promptly and accurately. FIC will not be liable for any change in the redemption price due to the failure of FIC to receive such redemption requests. Any such disputes must be settled between you and the Dealer.

   SYSTEMATIC WITHDRAWAL PLAN. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

   REINVESTMENT AFTER REDEMPTION. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, including the Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, see the SAI or call Shareholder Services at 1-800-423-4026.

   REPURCHASE THROUGH UNDERWRITER. You may redeem Fund shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you a fee for handling any redemption transaction.

   REDEMPTION OF LOW BALANCE ACCOUNTS. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A or Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares of the same class so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

   Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

   Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before the close of regular trading on the NYSE will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. Exchange or redemption requests received after the close of regular trading on the NYSE will be processed the following business day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

   TELEPHONE EXCHANGES. Exchange requests may be made by telephone (provided no certificate has been issued for the shares).

   TELEPHONE REDEMPTIONS. The telephone redemption privilege may be used to redeem shares from a non-retirement account provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000; (5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000; and (6) the shares being redeemed have been owned for at least fifteen days. TELEPHONE REDEMPTION INSTRUCTIONS WILL BE ACCEPTED FROM ANY ONE OWNER OR AUTHORIZED INDIVIDUAL.

   ADDITIONAL INFORMATION. Series Fund, the Adviser, the Underwriter and their officers, trustees, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or overnight mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

   BOARD OF TRUSTEES. Series Fund's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

   ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

   As compensation for its services, the Adviser receives an annual fee from each Fund, which is payable monthly. For the fiscal year ended December 31, 1997, the advisory fees were 0.75% of average daily net assets, net of waiver, for each of BLUE CHIP FUND, TOTAL RETURN FUND and SPECIAL SITUATIONS FUND and 0.65% of average daily assets, net of waiver, for INVESTMENT GRADE FUND.

PORTFOLIO MANAGERS.

   Since its inception in 1990, Patricia D. Poitra, Director of Equities, has been responsible for the management of the SPECIAL SITUATIONS FUND and, since 1993, the equity portion of the TOTAL RETURN FUND. Ms. Poitra also is responsible for the management of certain other First Investors funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

   Since January 1, 1998, the BLUE CHIP FUND has been co-managed by Dennis T. Fitzpatrick and Kimberly Speegle. Mr. Fitzpatrick and Ms. Speegle also co-manage certain other First Investors funds. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group. Ms. Speegle joined FIMCO in August 1997 as an Assistant Portfolio Manager. From March 1997 to August 1997, Ms. Speegle was an Investment Analyst at Sale Asset Management and from 1992 to 1995, she was a Portfolio Manager for the Clark Family.

   Since late May 1997, the INVESTMENT GRADE FUND has been co-managed by Ms. Nancy Jones and Mr. Clark D. Wagner. Ms. Jones has managed the fixed income corporate securities portion of TOTAL RETURN FUND since 1992 and Mr. Wagner has managed the U.S. Government and mortgage-backed securities portion of TOTAL RETURN FUND since October 1995. Ms. Jones also is Portfolio Manager of certain other First Investors funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department. Mr. Wagner is also Portfolio Manager of certain other First Investors funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

   BROKERAGE. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

   UNDERWRITER. Series Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's Class A shares and all CDSCs in connection with each Fund's Class B shares and may receive other payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

   Pursuant to separate distribution plans pertaining to each Fund's Class A and Class B shares ("Class A Plan" or "Class B Plan," and collectively, "Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares ("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

   Pursuant to each Class A Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.05% of that Fund's average daily net assets attributable to Class A shares and a service fee of 0.25% of that Fund's average daily net assets attributable to Class A shares. Pursuant to each Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of that Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under the Plans will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

   Although Class B shares are sold without an initial sales charge, the Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

   Each Fund may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value of each Fund's shares fluctuates and is determined separately for each class of shares. The net asset value of shares of a given class of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the Board of Trustees deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities attributable to that class, by the number of shares of the applicable class outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The per share net asset value of the Class B shares will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The NYSE currently observes the following holidays: New Year's Day, Martin Luther

King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

   Dividends from net investment income are generally declared daily by INVESTMENT GRADE FUND, quarterly by BLUE CHIP FUND and TOTAL RETURN FUND and annually by SPECIAL SITUATIONS FUND. Unless you direct the Transfer Agent otherwise, (a) dividends declared on a class of shares of INVESTMENT GRADE FUND are paid in additional shares of that class at the net asset value generally determined as of the close of business on the first business day of the following month, and (b) dividends declared on a class of shares of any other Fund are paid in additional shares of that class at the net asset value generally determined as of the close of business on the business day immediately following the record date of the dividend. If you redeem all of your shares of INVESTMENT GRADE FUND at any time during a month, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption, less any applicable CDSC. Net investment income includes interest and dividends, earned discount and other income earned on portfolio securities less expenses.

   Each Fund also distributes with its regular dividend at the end of each year substantially all of (a) its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers, and, in addition,
(b) for SPECIAL SITUATIONS FUND and TOTAL RETURN FUND, any net realized gains from foreign currency transactions. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the class with respect to which they are declared at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

   Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

   In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of the distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of the distribution. Your election remains in effect until you revoke it by notifying the Transfer Agent.

   You may elect to invest the entire amount of any cash distribution on Class A or Class B shares of a Fund in the same class of shares of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See the SAI or call Shareholder Services at 1-800-423-4026 for more information. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business on the business day immediately following the record date of the distribution.

   A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if either of the following events occurs: (1) the total amount of the distribution is under $5 or (2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend or distribution checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend or distribution check returned in the same manner will be treated as a request by you to change your dividend or distribution option to reinvest. The proceeds will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

                                     TAXES

   Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, in addition, for SPECIAL SITUATIONS FUND and TOTAL RETURN FUND, net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.

   Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares.

   If you purchase shares shortly before the record date for a dividend or other distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. You will receive an annual statement following the end of each calendar year describing the tax status of distributions paid by your Fund during that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain.

   Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and that percentage of such dividends and distributions in certain other circumstances.

   Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any Eligible Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of an Eligible Fund without paying a sales charge due to the reinvestment privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the Eligible Fund's shares subsequently acquired. In addition, if you purchase Fund shares within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares to Class A shares.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state and local tax considerations applicable to a particular investor. You therefore are urged to consult you own tax adviser.

                            PERFORMANCE INFORMATION

   For purposes of advertising, each Fund's performance may be calculated for each class of its shares based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results.
Average annual total return includes the effect of paying the maximum sales charge (in the case of Class A shares) or the deduction of any applicable CDSC (in the case of Class B shares) and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.

   INVESTMENT GRADE FUND also may advertise its yield for each class of shares. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and the net asset value per share for Class B shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income. INVESTMENT GRADE FUND may also advertise its "actual distribution rate" for each class of shares. This is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. In addition, INVESTMENT GRADE FUND calculates its "actual distribution rate" based upon net asset value for dissemination to existing shareholders.

   Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge or CDSC will be greater than if the maximum sales charge or CDSC were used. Each class of shares of a Fund has different expenses which will affect its performance.

                              GENERAL INFORMATION

   ORGANIZATION. Series Fund is a Massachusetts business trust organized on September 23, 1988. Series Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board of Trustees shall from time to time establish. The shares of beneficial interest of Series Fund are presently divided into five separate and distinct series, each having two classes, designated Class A shares and Class B shares. Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Series Fund's outstanding shares, Series Fund's Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each Fund has equal voting rights except as noted above.

   CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, and employs foreign sub-custodians to provide custody of foreign assets for SPECIAL SITUATIONS FUND and TOTAL RETURN FUND.

   TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

   SHARE CERTIFICATES. The Funds do not issue certificates for Class B shares or for Class A shares purchased under any retirement account. The Funds, however, will issue share certificates for Class A shares at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

   CONFIRMATIONS AND STATEMENTS. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.

   SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.

   ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES TO SHAREHOLDERS. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.

   YEAR 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                                  APPENDIX A
              DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

   2.     Nature of and provisions of the obligation;

   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

   A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

   B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

   CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

   CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

   C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI The rating "CI" is reserved for income bonds on which no interest is being paid.

   D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

   Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

   A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
 Fee Table                                                                    2
 Financial Highlights                                                         5
 Investment Objectives and Policies                                          10
 Alternative Purchase Plans                                                  20
 How to Buy Shares                                                           21
 How to Exchange Shares                                                      27
 How to Redeem Shares                                                        28
 Telephone Transactions                                                      29
 Management                                                                  30
 Distribution Plans                                                          31
 Determination of Net Asset Value                                            32
 Dividends and Other Distributions                                           33
 Taxes                                                                       34
 Performance Information                                                     35
 General Information                                                         36
 Appendix A                                                                  38


INVESTMENT ADVISER                          CUSTODIAN
First Investors Management                  The Bank of New York
  Company, Inc.                             48 Wall Street
95 Wall Street                              New York, NY  10286
New York, NY  10005
                                            AUDITORS
UNDERWRITER                                 Tait, Weller & Baker
First Investors Corporation                 8 Penn Center Plaza
95 Wall Street                              Philadelphia, PA  19103
New York, NY  10005
                                            LEGAL COUNSEL
TRANSFER AGENT                              Kirkpatrick & Lockhart LLP
Administrative Data                         1800 Massachusetts Avenue, N.W.
  Management Corp.                          Washington, D.C.  20036
581 Main Street
Woodbridge, NJ  07095-1198


This Prospectus is intended to constitute an offer by Series Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this Prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to any other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by Series Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Series Fund

---------------------------

Blue Chip Fund
Investment Grade Fund
Special Situations Fund
Total Return Fund

---------------------------


Prospectus

----------------------------

April 30, 1998


First Investors Logo


Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS SERIES FUND
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

FIRST INVESTORS SERIES FUND
     FIRST INVESTORS BLUE CHIP FUND
     FIRST INVESTORS INVESTMENT GRADE FUND
     FIRST INVESTORS SPECIAL SITUATIONS FUND
     FIRST INVESTORS TOTAL RETURN FUND

95 Wall Street                                                    1-800-423-4026
New York, New York  10005


                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED APRIL 30, 1998


  This is a Statement of Additional Information ("SAI") for FIRST INVESTORS BLUE CHIP FUND, FIRST INVESTORS INVESTMENT GRADE FUND, FIRST INVESTORS SPECIAL SITUATIONS FUND and FIRST INVESTORS TOTAL RETURN FUND (individually, "Fund," and collectively, "Funds"), each of which is a separate series of FIRST INVESTORS SERIES FUND ("Series Fund"). Series Fund is an open-end diversified management investment company which presently offers five separate investment series. This SAI related to the four series of Series Fund listed above.

  BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital.

  INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

  SPECIAL SITUATIONS FUND seeks long-term growth of capital.

  TOTAL RETURN FUND seeks to provide investors with high long-term total investment return consistent with moderate investment risk.

  There can be no assurance that any Fund will achieve its investment objective.

  This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated April 30, 1998, which may be obtained free of cost from Series Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
Investment Policies.....................................................      3
Hedging and Option Income Strategies....................................      9
Investment Restrictions.................................................     17
Trustees and Officers...................................................     23
Management..............................................................     25
Underwriter.............................................................     27
Distribution Plans......................................................     27
Determination of Net Asset Value........................................     29
Allocation of Portfolio Brokerage.......................................     29
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services.............................     31
Taxes...................................................................     38
Performance Information.................................................     41
General Information.....................................................     46
Appendix A..............................................................     47
Appendix B..............................................................     48
Appendix C..............................................................     50
Financial Statements....................................................     56

                              INVESTMENT POLICIES

  AMERICAN DEPOSITORY RECEIPTS.  American Depository Receipts ("ADRs") may be
  -----------------------------
purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

     BANKERS' ACCEPTANCES.  Each Fund may invest in bankers' acceptances.
     --------------------
Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     CERTIFICATES OF DEPOSIT.  Each Fund may invest in bank certificates of
     -----------------------
deposit ("CDs") subject to the restrictions set forth in the Prospectus. The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

     CONVERTIBLE SECURITIES.  Each Fund may invest in convertible securities.
     ----------------------
While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds' investment adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"), will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

     FOREIGN GOVERNMENT OBLIGATIONS.  INVESTMENT GRADE FUND and TOTAL RETURN
     ------------------------------
FUND may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

     LOANS OF PORTFOLIO SECURITIES.  BLUE CHIP FUND, INVESTMENT GRADE FUND and
     ------------------------------
TOTAL RETURN FUND may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.

     MORTGAGE-BACKED SECURITIES.  BLUE CHIP FUND, INVESTMENT GRADE FUND and
     --------------------------
TOTAL RETURN FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to a Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

     Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities, due to the level of refinancing by homeowners. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

     GNMA CERTIFICATES.  Government National Mortgage Association ("GNMA")
     -----------------
certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that a Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA GUARANTEE.  The National Housing Act authorizes GNMA to guarantee the
     --------------
timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     LIFE OF GNMA CERTIFICATES.  The average life of a GNMA Certificate is
     -------------------------
likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. A Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES.  The coupon rate of interest on
     ------------------------------------------
GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

     FHLMC SECURITIES.  The Federal Home Loan Mortgage Corporation ("FHLMC")
     ----------------
issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

     FNMA SECURITIES.  The Federal National Mortgage Association ("FNMA") issues
     ---------------
guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

     Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

     REPURCHASE AGREEMENTS.  A repurchase agreement essentially is a short-term
     ---------------------
collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Although each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, the Funds currently do not intend to do so. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of such Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

  RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS.  No Fund will purchase or
  ----------------------------------------------
otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid.

  Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

  In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

  Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. SPECIAL SITUATIONS FUND may not invest in options. While BLUE CHIP FUND, INVESTMENT GRADE FUND and TOTAL RETURN FUND have no intention of investing in options in the coming year, if any such Fund did, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     RISK FACTORS OF HIGH YIELD SECURITIES.    High yield, high risk securities
     -------------------------------------
(commonly referred to as "junk bonds") ("High Yield Securities"), are subject to certain risks that may not be present with investments of higher grade securities. These risks also apply to lower-rated and certain unrated convertible securities.

     EFFECT OF INTEREST RATE AND ECONOMIC CHANGES.  The prices of High Yield
     --------------------------------------------
Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

     Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

     THE HIGH YIELD SECURITIES MARKET.  The market for below investment grade
     --------------------------------
bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

     LIQUIDITY AND VALUATION.  Lower-rated bonds are typically traded among a
     -----------------------
smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

     The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis. See "Determination of Net Asset Value."



     WARRANTS.  INVESTMENT GRADE FUND, SPECIAL SITUATIONS FUND and TOTAL RETURN
     --------
FUND may purchase warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is greater risk that warrants might drop in value at a faster rate than the underlying stock. Each Fund's investments in warrants is limited to 5% of its total assets, of which no more than 2% may not be listed on the New York or American Stock Exchange.

     WHEN-ISSUED SECURITIES.  INVESTMENT GRADE FUND and TOTAL RETURN FUND may
     ----------------------
each invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.



     ZERO COUPON AND PAY-IN-KIND SECURITIES.  INVESTMENT GRADE FUND and TOTAL
     --------------------------------------
RETURN FUND may each invest up to 5% of its net assets in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

     PORTFOLIO TURNOVER.  Although each Fund generally will not invest for
     ------------------
short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

     For the fiscal years ended December 31, 1996 and 1997, BLUE CHIP FUND'S portfolio turnover rate was 45% and 63%, respectively, INVESTMENT GRADE FUND'S portfolio turnover rate was 22% and 34%, respectively, and SPECIAL SITUATIONS FUND'S portfolio turnover rate was 99% and 84%, respectively. For the fiscal year ended December 31, 1996, TOTAL RETURN FUND's portfolio turnover rate was 146%. See the Prospectus for the portfolio turnover rate for TOTAL RETURN FUND for the fiscal year ended December 31, 1997.

                      HEDGING AND OPTION INCOME STRATEGIES

     The Adviser may engage in certain options and futures strategies to hedge the Funds' portfolios, in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC") and, for TOTAL RETURN FUND, engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments" and are defined in Appendix B. Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by the Board of Trustees to govern each Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the CFTC.

     Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities, and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

     BLUE CHIP FUND.  Although it does not intend to engage in these strategies
     --------------
in the coming year, BLUE CHIP FUND may attempt to hedge against changes in market conditions by buying U.S. exchange-traded put and call options on stock indices and enter into closing transactions with respect to such options.

     INVESTMENT GRADE FUND.  Although it does not intend to engage in these
     ---------------------
strategies in the coming year, INVESTMENT GRADE FUND may buy and sell interest rate futures contracts and buy and sell call and put options thereon traded on a U.S. exchange or board of trade. INVESTMENT GRADE FUND also may enter into closing transactions with respect to such options to terminate an existing position.

     SPECIAL SITUATIONS FUND.  Although it does not intend to engage in these
     -----------------------
strategies in the coming year, SPECIAL SITUATIONS FUND may enter into forward currency contracts.

     TOTAL RETURN FUND.  Although it does not intend to engage in these
     -----------------
strategies in the coming year, TOTAL RETURN FUND may buy U.S. exchange-traded put and call options on stock indices and enter into closing transactions with respect to such options. The Fund also may sell covered listed put and call options and buy call and put options on its portfolio securities and may enter into closing transactions with respect to such options. The Fund may also buy and sell financial futures contracts and buy and sell call and put options thereon traded on a U.S. exchange or board of trade and enter into closing transactions with respect to such options. The Fund also may enter into forward currency contracts.

  COVER FOR HEDGING AND OPTION INCOME STRATEGIES.  No Fund will use leverage in
  ----------------------------------------------
its hedging and option income strategies. No Fund will write options or purchase or sell futures contracts unless it owns either (1) an offsetting ("covered") position in securities, or other options or futures contracts or (2) cash and/or other liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS STRATEGIES.  TOTAL RETURN FUND may purchase call options on
     ------------------
securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. TOTAL RETURN FUND may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

     TOTAL RETURN FUND may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. The Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by the Fund and therefore subject to investment restrictions. See "Restricted Securities and Illiquid Investments." In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

     TOTAL RETURN FUND may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

     BLUE CHIP FUND and TOTAL RETURN FUND may purchase U.S. exchange-traded put and call options on indices in much the same manner as the more traditional equity and debt options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns relative values to the securities included in the index and fluctuates with changes in such values. Index options operate in the same way as the more traditional equity or debt options, except that settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests.

     Currently, many options on equity securities are exchange-traded, whereas options on debt securities are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option or otherwise perform its obligations with respect to an index option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

  OPTIONS GUIDELINES.  In view of the risks involved in using options, the Board
  ------------------
of Trustees has adopted the following non-fundamental investment guidelines to govern each Fund's use of options that may be modified by the Board without shareholder vote: (1) options will be purchased or written only when the Adviser believes that there exists a liquid secondary market in such options; and (2) a Fund may not purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by the Fund, exceeds 5% of the Fund's total assets. However, this does not limit the amount of the Fund's assets at risk to 5%.

  SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING.  A Fund may effectively
  ----------------------------------------------------
terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a call option it has written, the Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

  The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

  Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

  A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

  Index options are settled exclusively in cash. If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

  A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.  INVESTMENT GRADE FUND
     --------------------------------------------------
and TOTAL RETURN FUND may purchase and sell futures contracts and options on futures contracts to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which each invests.

     TOTAL RETURN FUND may sell stock index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. Such a purchase would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be partially or wholly offset by gains in the futures position.

     TOTAL RETURN FUND may purchase a call option on a stock index future to hedge against a market advance in equity securities that the Fund plans to purchase at a future date. The Fund may write covered call options on stock index futures as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. The Fund also may purchase put options on stock index futures contracts.

     INVESTMENT GRADE FUND and TOTAL RETURN FUND may use interest rate futures contracts and options thereon to hedge the debt portion of each of its portfolio against changes in the general level of interest rates. Each Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. Each Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

     INVESTMENT GRADE FUND and TOTAL RETURN FUND may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that such Fund plans to acquire at a future date. Each Fund also may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in such Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

     INVESTMENT GRADE FUND and TOTAL RETURN FUND will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC and INVESTMENT GRAD FUND will not enter into such investments for which the aggregate initial margin and premiums exceed 5% of that Fund's total assets. This does not limit a Fund's assets at risk to 5%. Series Fund, on behalf of INVESTMENT GRAD FUND, has represented the foregoing to the CFTC.

     FUTURES GUIDELINES.  The Board of Trustees has adopted non-fundamental
     ------------------
investment guidelines to govern the use of such investments by INVESTMENT GRADE FUND and TOTAL RETURN FUND that may be modified by the Board without shareholder vote. In the event that either INVESTMENT GRADE FUND or TOTAL RETURN FUND enter into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC) (1) the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of INVESTMENT GRADE FUND'S assets and (2) the aggregate margin deposits on all outstanding futures contracts positions held by TOTAL RETURN FUND and premiums paid on outstanding options and futures contracts, after taking into account unrealized profits and losses, will not exceed 5% of TOTAL RETURN FUND'S total assets, or enter into any futures contracts or related options if the aggregate amount of TOTAL RETURN FUND's commitments under outstanding futures contracts positions and related options written by TOTAL RETURN FUND would exceed the market value of TOTAL RETURN FUND's total assets. This does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio. In addition, INVESTMENT GRADE FUND and TOTAL RETURN FUND may not purchase interest rate futures contracts if immediately thereafter more than 30% of such Fund's total assets would be so invested.

  SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING.  No price is paid upon
  ----------------------------------------------------
entering into futures contracts. Instead, upon entering into a futures contract, INVESTMENT GRADE FUND and TOTAL RETURN FUND are each required to deposit an amount of cash or U.S. Government securities generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin deposit. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

  Purchasers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract or option. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

  Successful use by INVESTMENT GRADE FUND and TOTAL RETURN FUND of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position or related option and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts or related options over the short term.

  Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although INVESTMENT GRADE FUND and TOTAL RETURN FUND intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular futures contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

  Like options on securities, options on futures contracts have a limited life. A purchased option that expires unexercised has no value.

  Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities being hedged.

  INVESTMENT GRADE FUND and RETURN FUND's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

  FORWARD CURRENCY CONTRACTS.  Although SPECIAL SITUATIONS FUND and TOTAL RETURN
  --------------------------
FUND do not intend to do so in the coming year, each Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. A Fund will not speculate with forward currency contracts or foreign currency exchange rates.

  A Fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market and
                                                          ----
bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs. Unless a Fund's obligations under a forward contract are covered with positions in securities, currencies or other forward contracts, the Fund will enter into a forward contract only if the Fund maintains cash or liquid assets in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract, as marked to market daily.

  At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that a Fund will be able to enter into new or offsetting forward currency contracts.
Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

                            INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund, voting separately from any other Fund of Series Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by that Fund at the time it purchases any security.

     BLUE CHIP FUND.  BLUE CHIP FUND will not:
     --------------

     (1) Make short sales of securities to maintain a short position.

     (2) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

     (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).

     (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (2) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

     (5) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

     (6) Pledge, mortgage or hypothecate any of its assets except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

     (7) Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     (8) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     (9) Make investments for the purpose of exercising control or management.

     (10) Purchase any securities on margin.

     (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

     (12) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

     (1) Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old.

     (2) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     (3) Purchase oil, gas or other mineral leases. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

     (4) Write, purchase or sell options (puts, calls or combinations thereof), except that the Fund may purchase put and call options on U.S. exchange-traded options on stock indices (and may enter into closing sale transactions with respect to such options) provided that the premiums paid for such options do not exceed 5% of the Fund's total assets.

     (5) Purchase warrants if as a result the Fund would then have more than 5% of its total assets invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

     (6) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

     INVESTMENT GRADE FUND.  INVESTMENT GRADE FUND will not:
     ---------------------

     (1) Make short sales of securities "against the box" in excess of 10% of the Fund's total assets.

     (2) Issue senior securities, as defined in the 1940 Act, or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     (3) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (2) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

     (4) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

     (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

     (6) Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and interests in real estate investment trusts. However, this restriction will not preclude bona fide hedging transactions, including the purchase and sale of futures contracts and related options.

     (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     (8) Make investments for the purpose of exercising control or management.

     (9) Purchase any securities on margin (although the Fund may obtain such short-term credit as may be necessary for the purchases and sales of its portfolio securities).

     (10) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of its portfolio securities, or (c) to the extent a repurchase agreement is deemed a loan.

     (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

     (12) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

     (1) Invest more than 15% of its assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

     (2) Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old.

     (3) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     (4) Purchase oil, gas or other mineral leases. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

     (5) Purchase warrants if as a result the Fund would then have more than 5% of its total assets, valued at the lower of cost or market, invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

     (6) Write, purchase or sell options (puts, calls or combinations thereof), except that the Fund may purchase or write put and call U.S. exchange-traded options on futures contracts, and may enter into closing transactions with respect to such options.

     SPECIAL SITUATIONS FUND.  SPECIAL SITUATIONS FUND will not:
     -----------------------

     (1) Make short sales of securities "against the box" in excess of 10% of the Fund's total assets.

     (2) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     (3) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

     (4) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

     (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

     (6) Buy or sell commodities or commodity contracts including futures contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and interests in real estate investment trusts.

     (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     (8) Make investments for the purpose of exercising control or management.

     (9) Purchase any securities on margin.

     (10) Make loans, except through repurchase agreements.

     (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

     (12) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

     (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

     (2) Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old.

     (3) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     (4) Purchase oil, gas or other mineral leases. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

     (5) Write, purchase or sell options (puts, calls or combinations thereof).

     (6) Purchase warrants if as a result the Fund would then have more than 5% of its total assets, valued at the lower of cost or market, invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

     TOTAL RETURN FUND.  TOTAL RETURN FUND will not:
     -----------------

     (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

     (2)  Issue senior securities.

     (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).

     (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

     (5) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

     (6) Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, including limited partnership interests.

     (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     (8) Make investments for the purpose of exercising control or management.

     (9) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

     (10) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

     (1) Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old.

     (2) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     (3) Purchase oil, gas or other mineral leases. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

     (4) Purchase warrants if as a result the Fund would then have more than 5% of its total assets, valued at the lower of cost or market, invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

     (5) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

     (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

     (7) Enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

     (8) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

     (9) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

     (10) Sell securities short, unless it owns or has the right to obtain securities, without additional consideration, equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

                             TRUSTEES AND OFFICERS

  The following table lists the Trustees and executive officers of Series Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (72), President and Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

JAMES J. COY (84), Emeritus Trustee, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

ROGER L. GRAYSON* (41), Trustee, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

KATHRYN S. HEAD*+ (42), Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

REX R. REED (76), Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN (76), Trustee, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN (66), Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY (65), Trustee, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (66), Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH (68), Trustee, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (40), Treasurer and Chief Financial Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

PATRICIA D. POITRA (43), Vice President. Vice President, First Investors Series Fund II, Inc., First Investors U.S. Government Plus Fund and Executive Investors Trust; Director of Equities, FIMCO.

CLARK D. WAGNER (39), Vice President. Vice President, Executive Investors Trust, First Investors Insured Tax Exempt Fund, Inc., First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc. and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.

NANCY W. JONES (54), Vice President. Vice President, First Investors Asset Management Company, Inc. and First Investors Fund For Income, Inc.; Portfolio Manager, FIMCO.

------------------

* These Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

   The Trustees and officers, as a group, owned less than 1% of either Class A or Class B shares of any Fund.

  All of the officers and Trustees, except for Ms. Jones, Ms. Poitra and Mr. Wagner hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit

Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

The following table lists compensation paid to the Trustees of Series Fund for the fiscal year ended December 31, 1997.

                                                                                                         TOTAL
                                                                                                         COMPENSATION
                                                       PENSION OR RETIREMENT       ESTIMATED             FROM FIRST
                                       AGGREGATE       BENEFITS ACCRUED AS         ANNUAL                INVESTORS FAMILY
                                       COMPENSATION    PART OF FUND                BENEFITS UPON         OF FUNDS PAID TO
TRUSTEE                                FROM FUND*      EXPENSES                    RETIREMENT            TRUSTEE*
-------                                ------------    ----------------------      --------------        -----------------
James J. Coy**                            $1,250.00                 $-0-                   $-0-               $15,500.00
Roger L. Grayson                                -0-                  -0-                    -0-                      -0-
Glenn O. Head                                   -0-                  -0-                    -0-                      -0-
Kathryn S. Head                                 -0-                  -0-                    -0-                      -0-
Rex R. Reed                                3,000.00                  -0-                    -0-                37,200.00
Herbert Rubinstein                         3,000.00                  -0-                    -0-                37,200.00
James M. Srygley                           3,000.00                  -0-                    -0-                37,200.00
John T. Sullivan                                -0-                  -0-                    -0-                      -0-
Robert F. Wentworth                        3,000.00                  -0-                    -0-                37,200.00
Nancy Schaenen                             2,250.00                  -0-                    -0-                27,900.00

* Compensation to officers and interested Trustees of Series Fund is paid by the Adviser. In addition, prior to December 31, 1997, compensation to non-interested Trustees of Series Fund was voluntarily paid by the Adviser. Commencing January 1, 1998, compensation to non-interested Trustees of Series Fund is being paid by Series Fund.

** On March 27, 1997, Mr. Coy resigned as a Trustee of Series Fund. Mr. Coy did not resign due to a disagreement on any matters relating to Series Fund's operations, policies or practices. Mr. Coy currently serves as an emeritus Trustee.

                                 MANAGEMENT

     Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Trustees of Series Fund, including a majority of the Trustees who are not parties to the Funds' Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of each Fund.

     Pursuant to the Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by Series Fund's Trustees. The Advisory Agreement also provides that FIMCO shall provide Series Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of Series Fund and each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. The Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by Series Fund's Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940
Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by Series Fund's Trustees or by a majority of the outstanding voting securities of such

Fund, and, in either case, by a vote of a majority of Series Fund's Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

     Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

BLUE CHIP FUND, TOTAL RETURN FUND, SPECIAL SITUATIONS FUND
                                                                 Annual
Average Daily Net Assets                                          Rate
------------------------                                         -------
Up to $200 million...........................................     1.00%
In excess of $200 million up to $500 million.................     0.75
In excess of $500 million up to $750 million.................     0.72
In excess of $750 million up to $1.0 billion.................     0.69
Over $1.0 billion............................................     0.66

INVESTMENT GRADE FUND
                                                                 Annual
Average Daily Net Assets                                          Rate
------------------------                                         ------
Up to $300 million...........................................     0.75%
In excess of $300 million up to $500 million.................     0.72
In excess of $500 million up to $750 million.................     0.69
Over $750 million............................................     0.66



     For the fiscal year ended December 31, 1995, BLUE CHIP FUND, INVESTMENT GRADE FUND, SPECIAL SITUATIONS FUND and TOTAL RETURN FUND paid $1,112,369, $315,396, $829,137 and $396,040, respectively, in advisory fees. For the same period, the Adviser voluntarily waived advisory fees accrued by BLUE CHIP FUND, INVESTMENT GRADE FUND, SPECIAL SITUATIONS FUND and TOTAL RETURN FUND in the amounts of $370,790, $48,523, $276,379 and $132,013. In addition, for the same period, the Adviser voluntarily assumed expenses for INVESTMENT GRADE FUND in the amount of $51,516.

     For the fiscal year ended December 31, 1996, BLUE CHIP FUND, TOTAL RETURN FUND, SPECIAL SITUATIONS FUND and INVESTMENT GRADE FUND paid $1,589,142, $417,844, $1,123,731 and $319,601, respectively, in advisory fees. For the same period, the Adviser voluntary waived advisory fees accrued by BLUE CHIP FUND, TOTAL RETURN FUND, SPECIAL SITUATIONS FUND and INVESTMENT GRADE FUND in the amounts of $490,381, $139,362, $374,577 and $49,170, respectively. In addition, for the same period, the Adviser voluntarily assumed expenses for INVESTMENT GRADE FUND in the amount of $103,287.

     For the fiscal year ended December 31, 1997, BLUE CHIP FUND, TOTAL RETURN FUND, SPECIAL SITUATIONS FUND and INVESTMENT GRADE FUND paid $2,451,280, $474,344, $1,411,573 and $307,123, respectively, in advisory fees. For the same period, the Adviser voluntary waived additional advisory fees accrued by BLUE CHIP FUND, TOTAL RETURN FUND, SPECIAL SITUATIONS FUND and INVESTMENT GRADE FUND in the amounts of $817,093, $158,115, $470,525 and $47,250, respectively. In addition, for the same period, the Adviser voluntarily assumed expenses for INVESTMENT GRADE FUND in the amount of $105,581.

     The Adviser has an Investment Committee composed of George V. Ganter, Glenn
O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Dennis T. Fitzpatrick, Jack B. Wolfman, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

     Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

                                  UNDERWRITER

     Series Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to the Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the Funds' shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Funds' shares, unless the Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." The Underwriting Agreement was approved by Series Fund's Board of Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of Series Fund's Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

     For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting commissions with respect to BLUE CHIP FUND of $1,356,655, $2,440,825 and $3,445,078, respectively. For the same periods, FIC reallowed an additional $13,730, $11,607 and $22,793, respectively, to outside dealers. For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting commissions with respect to INVESTMENT GRADE FUND of $303,161, $349,473 and $223,846, respectively. For the fiscal years ended December 31, 1996 and 1997, FIC reallowed an additional $2,060 and $1, respectively, to outside dealers. For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting commissions with respect to SPECIAL SITUATIONS FUND of $1,429,875, $1,840,951 and $1,787,009, respectively. For the same periods, FIC reallowed an additional $29,218, $44,618 and $19,149, respectively, to outside dealers. For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting commissions with respect to TOTAL RETURN FUND of $155,548, $228,699 and $372,980, respectively. For the fiscal year ended December 31, 1996, FIC reallowed an additional $2,402 to unaffiliated dealers.

                              DISTRIBUTION PLANS

     As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by Series Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

     Each Plan was approved by Series Fund's Board of Trustees, including a majority of the Independent Trustees, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually by either Series Fund's Board of Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Trustees of Series Fund. Series Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of Series Fund's Independent Trustees will be committed to the discretion of such Independent Trustees then in office.

     Each Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of Series Fund's Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to each Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to each Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of Series Fund's Independent Trustees.

  In adopting each Plan, the Board of Trustees considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Board believes that the amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

     In reporting amounts expended under the Plans to the Trustees, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

     For the fiscal year ended December 31, 1998, BLUE CHIP FUND, INVESTMENT GRADE FUND, SPECIAL SITUATIONS FUND and TOTAL RETURN FUND paid $899,594, $133,624, $526,165 and $184,754, respectively, in fees pursuant to the Class A Plan. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                             Compensation to    Compensation to    Compensation to
Fund                           Underwriter          Dealers        Sales Personnel
----                         ---------------    ---------------    ---------------
BLUE CHIP FUND                 $611,825.00         $      -0-        $287,594.00
INVESTMENT GRADE FUND            88,006.00                -0-          45,618.00
SPECIAL SITUATIONS FUND         324,315.63          21,968.37         161,881.00
TOTAL RETURN FUND               116,425.00                -0-          68,329.00

     For the fiscal year ended December 31, 1997, BLUE CHIP FUND, INVESTMENT GRADE FUND, SPECIAL SITUATIONS FUND and TOTAL RETURN FUND paid $269,725, $27,081, $128,214 and $16,619, respectively, in fees pursuant to the Class B Plan. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:

                             Compensation to    Compensation to    Compensation to
Fund                           Underwriter          Dealers        Sales Personnel
----                         ---------------    ---------------    ---------------
BLUE CHIP FUND                $257,283.18          $3,132.86          $9,308.96
INVESTMENT GRADE FUND           25,039.56             523.19           1,518.26
SPECIAL SITUATIONS FUND        116,776.68           4,633.58           6,803.74
TOTAL RETURN FUND               16,179.05              13.16             426.80

                        DETERMINATION OF NET ASSET VALUE

     Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by outside pricing services. Interactive Data Corporation provides pricing services for corporate debt securities and foreign equity securities and Muller Data Corporation provides pricing services for municipal bonds. The pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of the Series Fund's officers in a manner specifically authorized by the Board of Trustees.

     With respect INVESTMENT GRADE FUND, "when-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. For valuation purposes, with respect to SPECIAL SITUATIONS FUND and TOTAL RETURN FUND, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

     Series Fund's Board of Trustees may suspend the determination of a Fund's net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

                       ALLOCATION OF PORTFOLIO BROKERAGE

     Purchases and sales of portfolio securities by the Funds may be principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by a Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Certain money market instruments may be purchased by a Fund directly from an issuer, in which no commission or discounts are paid. Each Fund may purchase fixed income securities on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

     Each Fund may deal in securities which are not listed on a national securities exchange or the Nasdaq national market system but are traded in the OTC market. Each Fund also may purchase listed securities through the "third market." When transactions are executed in the OTC market, a Fund seeks to deal with the primary market makers, but when advantageous it utilizes the services of brokers.

     In effecting portfolio transactions, the Adviser seeks best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or the Adviser by such member or broker. In addition, upon the instruction of the Board of Trustees, the Adviser may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services may be used by the Adviser in connection with a Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker-dealer participate in these commissions.

     The Adviser may combine transaction orders placed on behalf of a Fund and any other fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Trustees.



     For the fiscal year ended December 31, 1995, BLUE CHIP FUND paid $125,137 in brokerage commissions. Of that amount, $74,088 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $42,331,633. For the fiscal year ended December 31, 1995, TOTAL RETURN FUND paid $57,607 in brokerage commissions. Of such amount, $9,712 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,121,579. For the fiscal year ended December 31, 1995, SPECIAL SITUATIONS FUND paid $146,529 in brokerage commissions. Of such amount $65,187 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $25,626,484. For the same period, INVESTMENT GRADE FUND did not pay brokerage commissions.

     For the fiscal year ended December 31, 1996, BLUE CHIP FUND paid $267,278 in brokerage commissions. Of that amount, $121,545 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $60,753,840. For the fiscal year ended December 31, 1996, TOTAL RETURN FUND paid $93,483 in brokerage commissions. Of such amount, $30,665 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $15,308,100. For the fiscal year ended December 31, 1996, SPECIAL SITUATIONS FUND paid $240,088 in brokerage commissions. Of such amount $125,413 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $46,784,781. For the same period, INVESTMENT GRADE FUND did not pay brokerage commissions.

     For the fiscal year ended December 31, 1997, BLUE CHIP FUND paid $497,747 in brokerage commissions. Of that amount, $270,364 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $198,146,829. For the fiscal year ended December 31, 1997, TOTAL RETURN FUND paid $101,918 in brokerage commissions. Of such amount, $41,817 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $24,738,675. For the fiscal year ended December 31, 1997, SPECIAL SITUATIONS FUND paid $285,203 in brokerage commissions. Of such amount $126,202 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $51,723,575. For the same period, INVESTMENT GRADE FUND did not pay brokerage commissions.

                 REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                   REDEMPTION INFORMATION AND OTHER SERVICES

REDUCED SALES CHARGES--CLASS A SHARES

  Reduced sales charges are applicable to purchases made at one time of Class A shares of any one or more of the Funds or of any one or more of the Eligible Funds, as defined in the Prospectus, by "any person," which term shall include an individual, or an individual's spouse and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved; provided, however, that the term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

  Ownership of Class A and Class B shares of any Eligible Fund, except as noted below, qualify for a reduced sales charge on the purchase of Class A shares. Class A shares purchased at net asset value, Class A shares of the Money Market Funds, or shares owned under a Contractual Plan are not eligible for the purchase of Class A shares of a Fund at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

  LETTER OF INTENT.  Any of the eligible persons described above may, within 90
  ----------------
days of their investment, sign a statement of intent ("Letter of Intent") in the form provided by the Underwriter, covering purchases of Class A shares of any one or more of the Funds and of the other Eligible Funds to be made within a period of thirteen months, provided said shares are currently being offered to the general public and only in those states where such shares may be legally sold, and thereby become eligible for the reduced sales charge applicable to the total amount purchased. A Letter of Intent filed within 90 days of the date of investment is considered retroactive to the date of investment for determination of the thirteen-month period. The Letter of Intent is not a binding obligation on either the investor or the Fund. During the term of a Letter of Intent, Administrative Data Management Corp. ("Transfer Agent") will hold Class A shares representing 5% of each purchase in escrow, which shares will be released upon completion of the intended investment.

  Purchases of Class A shares made under a Letter of Intent are made at the sales charge applicable to the purchase of the aggregate amount of shares covered by the Letter of Intent as if they were purchased in a single transaction. The applicable quantity discount will be based on the sum of the then current public offering price (i.e., net asset value plus applicable sales
                                    ----
charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, currently owned, together with the aggregate offering price of purchases to be made under the Letter of Intent. If all such shares are not so purchased, a price adjustment is made, depending upon the actual amount invested within such period, by the redemption of sufficient Class A shares held in escrow in the name of the investor (or by the investor paying the commission differential). A Letter of Intent can be amended (1) during the thirteen-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original Letter of Intent, or (2) automatically after the end of the period, if total purchases credited to the Letter of Intent qualify for an additional reduction in the sales charge. The Letter of Intent privilege may be modified or terminated at any time by the Underwriter.

  CUMULATIVE PURCHASE PRIVILEGE.  Upon written notice to FIC, Class A shares of
  -----------------------------
a Fund are also available at a quantity discount on new purchases if the then current public offering price (i.e., net asset value plus applicable sales
                               ----
charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, previously purchased and then owned, plus the value of Class A shares being purchased at the current public offering price, amount to $25,000 or more. Such quantity discounts may be modified or terminated at any time by the Underwriter.

  PURCHASE OF SHARES.  When you open a Fund account, you must specify which
  -------------------
class of shares you wish to purchase. If not, your order will be processed as follows: (1) if you are opening an account with a new registration with First Investors your order will not be processed until the Fund receives notification of which class of shares to purchase; (2) if you have existing First Investors accounts solely in either Class A shares or Class B shares with the identical registration, your investment in the Fund will be made in the same class of shares as your existing account(s); (3) if you are an existing First Investors shareholder and own a combination of Class A and Class B shares with an identical registration, your investment in the Fund will be made in Class B shares; and (4) if you own in the aggregate at least $250,000 in any combination of classes, your investment will be made in Class A shares.

SYSTEMATIC INVESTING

  FIRST INVESTORS MONEY LINE.  This service allows you to invest in a Fund
  --------------------------
through automatic deductions from your bank checking account, provided you have Electronic Fund Transfers privileges. See "Electronic Fund Transfers," below. Scheduled investments in the minimum amount of $50 per month or $600 per year may be made bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually. In order to invest $2,500 or more through First Investors Money Line, a Medallion signature guarantee is required. See "Signature Guarantees." The maximum amount which may be invested through First Investors Money Line is $10,000 a month. Shares of the Fund are purchased at the public offering price determined at the close of business on the investment date you select provided the amount of the purchase is available funds in your designated bank account two business days prior to the investment date selected. You may change the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Control Dept. It takes between three and five business days to process most changes you request be made to your Money Line service. Money Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

  AUTOMATIC PAYROLL INVESTMENT.  You also may arrange for automatic investments
  ----------------------------
in the minimum amount of $50 into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased at the public offering price determined as of the close of business on the day the electronic fund transfer is received by the Fund. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423-4026. Arrangements must also be made with your employer's payroll department.

  CROSS-INVESTMENT OF CASH DISTRIBUTIONS.  You may elect to invest in Class A or
  --------------------------------------
Class B shares of a Fund at net asset value all the cash distributions from the same class of shares of another

Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A or Class B shares into the same class of another Eligible Fund, including the Money Market Funds. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. Cash distributions from a Fund's Class B shares may only be invested into an existing Class B share account. If your distributions are to be invested in Class A shares in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

  SYSTEMATIC WITHDRAWAL PLAN.  Shareholders who own noncertificated Class A or
  --------------------------
Class B shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000 and you have dividends and other distributions reinvested, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. The $5,000 minimum account balance is currently being waived for required minimum distributions on retirement plan accounts. Additionally, regardless of the amount of your Class A or Class B Fund account, you may also elect to have the Systematic Plan payments automatically (i) invested at net asset value in the same class of shares of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Class A Eligible Fund account, you must invest a minimum of $600 per year. Systematic Plan payments from a Class B account must be invested in an existing Class B Eligible Fund account.
Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

  Shareholders who own Class B shares may establish a Withdrawal Plan and elect to receive up to 8% of the value of their account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the value of their account. For example, if the value of the account is $15,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $15,000 divided by 12 monthly payments). However, if at the time of a payment the value of the account has fallen to $14,000, the shareholder will receive $93.33 free of any CDSC (8% of $14,000 divided by 12 monthly payments) and $6.67 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.

  The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.

  ELECTRONIC FUND TRANSFER.  Shareholders may apply for the privilege of making
  ------------------------
Electronic Fund Transfers ("EFT") between Fund accounts and a predesignated bank account by completing an application and having all shareholders' signatures guaranteed. If the bank account registration is not identical to the Fund account, a signature guarantee of every bank account holder who is not an owner of the Fund account is required. Shareholders may choose EFT privileges for Money Line purchases, redemptions, dividend distributions and Systematic Withdrawal Plan payments. The minimum EFT redemption amount is $500 and the maximum is $50,000. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the EFT privileges at any time. Shareholders may not use EFT to redeem shares unless they have been owned for at least 15 days.

  CONVERSION OF CLASS B SHARES.  Class B Shares of a Fund will automatically
  ----------------------------
convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first business day of the month in which the eighth anniversary of the initial purchase of such Class B shares occurs. For these purposes, the date of initial purchase shall mean (1) the first business day of the month in which such Class B shares were issued, or (2) for Class B shares obtained through an exchange or a series of exchanges, the first business day of the month in which the original Class B shares were issued. For conversion purposes, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or the availability of an opinion of counsel, that: (1) the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. FIMCO has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

  If either Fund implements any amendments to its Class A Plan that would increase materially the costs that may be borne under such Plan by Class A shareholders, a new target class into which Class B shares will convert will be established, unless a majority of Class B shareholders, voting separately as a class, approve the proposal.

  WAIVERS OF CDSC ON CLASS B SHARES. The CDSC imiposed on Class B shares does
  ---------------------------------
not apply to: (a) any redemption pursuant to the tax-free return of an excess contribution to an individual retirement account ("IRA") or other qualified retirement plan if the Fund is notified at the time of such request; (b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Class B shares for a minimum period of three years; (c) any redemption by advisory accounts managed by the Adviser or any of its affiliates or for shares held by the Adviser or any of its affiliates; (d) any redemption by a tax-exempt employee benefit plan if continuance of the investment would be improper under applicable laws or regulations; (e) any redemption or transfer of ownership of Class B shares following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability; (f) any redemption of shares purchased during the period April 29, 1996 through June 30, 1996 with the proceeds from a redemption of shares of a fund in another fund group for which no sales charge was paid, other than a money market fund or shares held in a retirement plan account; and (g) certain redemptions pursuant to a Withdrawal Plan (see "Systematic Withdrawal Plan"). For more information on what specific documents are required, call Shareholder Services at 1-800-423-4026.

  SIGNATURE GUARANTEES.  The words "Signature Guaranteed" must appear in direct
  --------------------
association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (3) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (4) an account registration is being transferred to another owner, (5) a transaction requires additional legal documentation; (6) the redemption request is for certificated shares; (7) your address of record has changed within 60 days prior to a redemption request; (8) multiple owners have a dispute or give inconsistent instructions; (9) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents; and (10) you elect EFT privileges.

  REINVESTMENT AFTER REDEMPTION.  If you redeem Class A or Class B shares in
  -----------------------------
your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund (including the Money Market Funds), at net asset value, on the date the Transfer Agent receives your purchase request. If you reinvest the entire proceeds of a redemption of Class B shares for which a CDSC has been paid, you will be credited for the amount of the CDSC. If you reinvest less than the entire proceeds, you will be credited with a pro rata portion of the CDSC. All credits will be paid in Class B shares of the fund into which the reinvestment is being made. The period you owned the original Class B shares prior to redemption will be added to the period of time you own Class B shares acquired through reinvestment for purposes of determining (a) the applicable CDSC upon a subsequent redemption and (b) the date on which Class B shares automatically convert to Class A shares. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within six months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."

  TELEPHONE TRANSACTIONS.  Fund shares not held in certificate form may be
  ----------------------
exchanged or redeemed by telephone provided you have not declined telephone privileges. Telephone exchanges are also available between participant directed 401(k) accounts where First Financial Savings (as defined below) acts as Custodian, IRA accounts or 403(b) accounts of the same class of shares registered in the same name. Telephone exchanges are also available from an individually registered non-retirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file).

  As stated in the Funds' Prospectus, Series Fund, the Adviser, the Underwriter and their officers, directors, trustees and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, address, social security number and such other information as may be deemed necessary; (2) recording all telephone instructions; and (3) sending written confirmation of each transaction to the shareholder's address of record.

  CANCELLED CHECKS.  Copies of cancelled purchase, liquidation or dividend
  ----------------
checks will be provided to shareholders upon request. Shareholders will be charged $10.00 per check.

RETIREMENT PLANS

  PROFIT-SHARING/MONEY PURCHASE PENSION/401(K) PLANS.  FIC offers prototype
  --------------------------------------------------
401(k) Retirement Plans approved by the IRS for corporations, sole proprietorships and partnerships and Profit-Sharing and Money Purchase Pension Plans for owner-only sole proprietorships and owner-only partnerships ("Retirement Plans"). Keogh Plans are available only to sole proprietors or partnerships. Custodial Agreements can be utilized for such Retirement Plans that provide that First Financial Savings Bank, S.L.A. ("First Financial Savings"), an affiliate of FIC, will furnish all required custodial services, except for the 401(k) flexible.

  Currently, there are no annual service fees chargeable to participants in connection with a Retirement Plan account. Each Fund currently pays the annual $10.00 custodian fee for each Retirement Plan account, if applicable, maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice.

  The Retirement Plan documents contain further specific information about the Retirement Plans and may be obtained from your Representative. Prior to establishing a Retirement Plan, you are advised to consult with your legal and tax advisers.

  INDIVIDUAL RETIREMENT ACCOUNTS.  A qualified individual may purchase shares of
  ------------------------------
a Fund through a traditional, Roth or Education IRA or, as an employee of a qualified employer, through a simplified employee pension-IRA ("SEP-IRA"), a salary reduction simplified employee pension-IRA ("SARSEP-IRA") or a Savings Incentive Match Plan for Employees ("SIMPLE-IRAs") furnished by FIC. Under the related Custodial Agreements, First Financial Savings acts as custodian of each of these retirement plans. The custodian fees are disclosed in the IRA documents.

  A taxpayer generally may make an annual individual IRA contribution no greater than the lesser of (a) 100% of his or her compensation or (b) $2,000 (or $4,000 when also contributing to a spousal IRA). However, contributions are deductible only under certain conditions. The requirements as to SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs are described in IRS Forms 5305-SEP, 5305A-SEP and 5305-SIMPLE, respectively, which are provided to employers. Employers are required to provide copies of these forms to their eligible employees. A disclosure statement setting forth complete details of the IRA should be given to each participant before the contribution is invested.

  As of January 1, 1997, no new employer-sponsored SARSEP-IRAs may be established. Newly eligible participants in a SARSEP-IRA established prior to that date, however, may open a new account. Additionally, participants in an established SARSEP-IRA may continue to make contributions thereto.

  Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a

Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

  An application and other documents necessary to establish an IRA, SEP-IRA or SIMPLE-IRA are available from your Representative. Prior to establishing an IRA, SEP-IRA or SIMPLE-IRA, you are advised to consult with your legal and tax advisers.

  RETIREMENT BENEFIT PLANS FOR EMPLOYEES OF ELIGIBLE ORGANIZATIONS.  FIC makes
  ----------------------------------------------------------------
available model custodial accounts under Section 403(b)(7) of the Code ("Custodial Accounts") to provide retirement benefits for employees of certain eligible public educational institutions and other eligible non-profit charitable, religious and humane organizations. The Custodial Accounts are designed to permit contributions (up to a "maximum exclusion allowance") by employees through salary reduction. First Financial Savings acts as custodian of these accounts.

  Contributions may be made to a Custodial Account under the Optional Retirement Program for Employees of Texas Institutions of Higher Education ("ORP"), either by salary reduction agreement or otherwise, in accordance with the terms and conditions of the ORP, and under the Texas Deferred Compensation Plan Program for eligible state employees by salary reduction agreement. In addition, contributions may also be made to other deferred compensation plans maintained by state or local governments, or their agencies, commonly referred to as
Section 457 plans.

  Currently, there are no annual service fees chargeable to participants in connection with a Custodial Account. Each Fund currently pays the annual $10.00 custodian fee for each Custodial Account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to a Custodial Account participant. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to a Custodial Account participant.

  An application and other documents necessary to establish a Custodial Account are available from your Representative. Persons desiring to create a Custodial Account are advised to confer with their legal and tax advisers concerning the specifics of this type of retirement benefit plan.

  Mandatory income tax withholding, at the rate of 20% may be required on "eligible rollover" distributions made from any of the foregoing retirement plans (other than IRAs, including SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs). If the recipient elects to directly transfer an eligible rollover distribution to an "eligible retirement plan" that permits acceptance of such distributions, no withholding will apply. For distributions that are not "eligible rollover" distributions, the recipient can elect, in writing, not to require any withholding. This election must be submitted immediately before, or must accompany, the distribution request. The amount, if any, of any such optional withholding depends on the amount and type of the distribution. Appropriate election forms are available from the Custodian or Shareholder Services. Other types of withholding nonetheless may apply.

  DISTRIBUTION FEES.  A participant/shareholder's account under any of the
  -----------------
foregoing retirement plans (including IRAs) may be charged a distribution fee (at the time of withdrawal) of $7.00 for a single distribution of the entire account and $1.00 for each periodic distribution therefrom.

  EMERGENCY PRICING PROCEDURES.  In the event that the Funds must halt
  ----------------------------
operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

  1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

  2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

          (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

          (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

  3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

  4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund each Fund being treated as a separate corporation for these purposes must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for SPECIAL SITUATIONS FUND and TOTAL RETURN FUND, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for SPECIAL SITUATIONS FUND and TOTAL RETURN FUND, foreign currencies, or other income (including, for BLUE CHIP FUND, INVESTMENT GRADE FUND and TOTAL RETURN FUND, gains from options or futures and, for SPECIAL SITUATIONS FUND and TOTAL RETURN FUND, gains from forward contracts) derived with respect to its business of investing in securities or, for SPECIAL SITUATIONS FUND and TOTAL RETURN FUND, those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income tax generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.


  A portion of the dividends from a Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Although INVESTMENT GRADE FUND is authorized to hold equity securities, it is expected that any dividend income received by that Fund will be minimal; accordingly, very little, if any, of the distributions made by that Fund will be eligible for the dividends-received deduction.

  If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  Dividends and interest received by SPECIAL SITUATIONS FUND or TOTAL RETURN FUND, and gains realized by either Fund, may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Dividends and interest received by SPECIAL SITUATIONS FUND and TOTAL RETURN FUND, and gains realized by the Fund, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes paid by it. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. If the Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) or creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

  SPECIAL SITUATIONS FUND and TOTAL RETURN FUND may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

  If SPECIAL SITUATIONS FUND or TOTAL RETURN FUND invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  SPECIAL SITUATIONS FUND and TOTAL RETURN FUND may elect to "mark-to-market" their stock in any PFICs. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

  INVESTMENT GRADE FUND and TOTAL RETURN FUND may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each such Fund must account for the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each such Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution

Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain over net short-term capital loss).

  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund will realize in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities and gains from the disposition by SPECIAL SITUATION FUND and TOTAL RETURN FUND of foreign currencies (except certain gains therefrom that may be excluded by future regulations) will qualify as permissible income under the Income Requirement.

  If a Fund has an "appreciated financial position"generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                            PERFORMANCE INFORMATION

  A Fund may advertise its performance in various ways.

  Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

  T=[(ERV/P) (1/n)]-1

  The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

  (ERV-P)/P  = TOTAL RETURN

  Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

  Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

     Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 1997 are set forth in the tables below:

     AVERAGE ANNUAL TOTAL RETURN:/1/

                                            One Year                     Five Years                  Life of Fund/2/
                                    -----------------------        ----------------------        ----------------------
                                    Class A         Class B        Class A        Class B        Class A        Class B
                                     Shares         Shares          Shares         Shares         Shares        Shares/3/
                                    ---------     ---------        -------        -------        --------       --------
BLUE CHIP FUND                        18.16%         21.19          14.82           N/A            13.06         25.45
INVESTMENT GRADE FUND                  2.34           4.41           5.94           N/A             7.42          8.42
SPECIAL SITUATIONS FUND                8.89          11.34          11.82           N/A            17.32         15.85
TOTAL RETURN FUND                     10.73          13.24           9.94           N/A             9.20         16.90


     TOTAL RETURN: /1/

                                           One Year                     Five Years                   Life of Fund/2/
                                    -----------------------        ----------------------        ----------------------
                                    Class A        Class B        Class A        Class B        Class A        Class B
                                     Shares         Shares         Shares         Shares         Shares        Shares/3/
                                    ---------     ---------        -------        -------        --------       --------
BLUE CHIP FUND                        18.16          21.19          99.52            N/A          201.83          95.97
INVESTMENT GRADE FUND                  2.34           4.41          33.41            N/A           63.62          27.11
SPECIAL SITUATIONS FUND                8.89          11.34          74.81            N/A          220.42          54.74
TOTAL RETURN FUND                     10.73          13.24          60.60            N/A           96.78          58.94

--------------

1 All return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993 the maximum sales charge was 6.90% and prior to December 29, 1989 the maximum sales charge for BLUE CHIP FUND was 7.25%. The figures also assume the reinvestment of dividends at net asset value. Prior to June 28, 1991, BLUE CHIP FUND and TOTAL RETURN FUND reinvested dividends at the public offering price (net asset value plus applicable sales charge). Certain expenses of the Funds have been waived or reimbursed from inception through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

2 The inception dates for the Funds are as follows: BLUE CHIP FUND - January 3, 1989; INVESTMENT GRADE FUND - February 19, 1991; SPECIAL SITUATIONS FUND - September 18, 1990; and TOTAL RETURN FUND - April 24, 1990.

3  The commencement date for the offering of Class B shares is January 12,
   1995

     Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the periods ended December 31, 1997 are set forth in the tables below:

     AVERAGE ANNUAL TOTAL RETURN: /1/

                                            One Year                     Five Years                   Life of Fund/2/
                                    -----------------------        ----------------------        ----------------------
                                     Class A        Class B        Class A        Class B        Class A        Class B
                                     Shares          Shares         Shares         Shares         Shares        Shares/3/
                                    ---------     ---------        -------        -------        --------       --------
BLUE CHIP FUND                       26.05%          25.19          16.31           N/A             13.88          26.09
INVESTMENT GRADE FUND                 9.14            8.41           7.31           N/A              8.44           9.27
SPECIAL SITUATIONS FUND              16.15           15.34          13.27           N/A             18.36          16.60
TOTAL RETURN FUND                    18.08           17.24          11.36           N/A             10.11          17.64

     TOTAL RETURN:/1/

                                           One Year                     Five Years                   Life of Fund/2/
                                    -----------------------        ----------------------        ----------------------
                                    Class A        Class B        Class A        Class B        Class A        Class B
                                     Shares         Shares         Shares         Shares         Shares        Shares/3/
                                    ---------     ---------        -------        -------        --------       --------
BLUE CHIP FUND                       26.05          25.19         112.83           N/A           221.90          98.97
INVESTMENT GRADE FUND                 9.14           8.41          42.31           N/A            74.52          30.11
SPECIAL SITUATIONS FUND              16.15          15.34          86.45           N/A           241.76          57.74
TOTAL RETURN FUND                    18.08          17.24          71.27           N/A           109.81          61.94

------------------------

1 Certain expenses of the Funds have been waived or reimbursed from inception through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

2 The inception dates for the Funds are as follows:  BLUE CHIP FUND - January
  3, 1989; INVESTMENT GRADE FUND - February 19, 1991; SPECIAL SITUATIONS FUND - September 18, 1990; and TOTAL RETURN FUND - April 24, 1990.

3 The commencement date for the offering of Class B shares is January 12, 1995.

     Yield is presented for a specified thirty-day period ("base period").
Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

     For the 30 days ended December 31, 1997, the yield for Class A shares and Class B shares of INVESTMENT GRADE FUND was 5.19% and 4.85%, respectively. During this period certain expenses of the Fund were waived. Accordingly, yield is higher than it would have been if such expenses had not been waived.

     The distribution rate for INVESTMENT GRADE FUND is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by the Fund's offering price per share at the end of that period. The distribution rate is also calculated by using the Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve-month period ended December 31, 1997 for Class A shares of INVESTMENT GRADE FUND calculated using the offering price and net asset value was 5.65% and 6.02%, respectively. The distribution rate for the twelve-month period ended December 31, 1997 for Class B shares of INVESTMENT GRADE FUND calculated using net asset value was 5.36%. During this period certain expenses of INVESTMENT GRADE FUND were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived.

     Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by any Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix D.

     From time to time, in reports and promotional literature, each Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

     Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

     Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

     Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

     Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

     THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

     Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

     Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

     Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

     The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

     The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

     The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

     The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

     The Russell 1000 Index, prepared by the Frank Russell Company, contains those Russell 1000 securities with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

     Reuters, a wire service that frequently reports on global business.

     Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 40 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

     Moody's Stock Index, an unmanaged index of utility stock performance.

     From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                                 GENERAL INFORMATION

     AUDITS AND REPORTS.  The accounts of the Funds are audited twice a year by
     ------------------
Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

     5% SHAREHOLDERS.  As of April 1, 1998, Mary E. Zaneski, 28 Canal Street,
     ---------------
Sayreville, NJ 08872 owned of record or beneficially 6.6% of the outstanding Class B share of INVESTMENT GRADE FUND.

     Transfer Agent.  Administrative Data Management Corp., 581 Main Street,
     --------------
Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. For the fiscal year ended December 31, 1997, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND and INVESTMENT GRADE FUND paid $618,894, $516,945, $132,145 and $87,731, respectively, in transfer agent fees and expenses. The Transfer Agent's telephone number is 1-800-423-4026.

     SHAREHOLDER LIABILITY.  Series Fund is organized as an entity known as a
     ---------------------
"Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Series Fund. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of Series Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Series Fund or the Trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of Series Fund. The Declaration of Trust also provides that Series Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Series Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Series Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Series Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

     TRADING BY PORTFOLIO MANAGERS AND OTHER ACCESS PERSONS.  Pursuant to
     ------------------------------------------------------
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Directors: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                  APPENDIX A
                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

     Standard & Poor's Ratings Group ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

     Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Prime-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.


                                 APPENDIX B

Although they do not present intend to engage in these strategies in the coming year, the Funds may use some or all of the following hedging instruments:

     OPTIONS ON EQUITY AND DEBT SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price usually at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price usually at the time during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price.

     OPTIONS ON INDICES. An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional option on a security, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

     INDEX FUTURES CONTRACTS. An index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option or a futures contract, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                                                                 APPENDIX C

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138

                              INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

     [The following table is represented as graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   533,443
               35 years old ..............   202,228
               45 years old ..............    62,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

     [The following table is represented as chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME
                     1966 .......................  96.61836
                     1967 .......................  93.80423
                     1968 .......................  89.59334
                     1969 .......................  84.36285
                     1970 .......................  79.88906
                     1971 .......................  77.33694
                     1972 .......................  74.79395
                     1973 .......................  68.80768
                     1974 .......................  61.27131
                     1975 .......................  57.31647
                     1976 .......................  54.63915
                     1977 .......................  51.20820
                     1978 .......................  46.98000
                     1979 .......................  41.46514
                     1980 .......................  36.85790
                     1981 .......................  33.84564
                     1982 .......................  32.60659
                     1983 .......................  31.41290
                     1984 .......................  30.23378
                     1985 .......................  29.12696
                     1986 .......................  28.81005
                     1987 .......................  27.59583
                     1988 .......................  26.43279
                     1989 .......................  25.27035
                     1990 .......................  23.81748
                     1991 .......................  23.10134
                     1992 .......................  22.45028
                     1993 .......................  21.86006
                     1994 .......................  21.28536
                     1995 .......................  20.76620
                     1996 .......................  20.39000

                       1995........................  1.00
                       1996........................  1.03
                       1997........................  1.06
                       1998 .......................  1.09
                       1999 .......................  1.13
                       2000 .......................  1.16
                       2001 .......................  1.19
                       2002 .......................  1.23
                       2003 .......................  1.27
                       2004 .......................  1.30
                       2005 .......................  1.34
                       2006 .......................  1.38
                       2007 .......................  1.43
                       2008 .......................  1.47
                       2009 .......................  1.51
                       2010 .......................  1.56
                       2011 .......................  1.60
                       2012 .......................  1.65
                       2013 .......................  1.70
                       2014 .......................  1.75
                       2015 .......................  1.81
                       2016 .......................  1.86
                       2017 .......................  1.92
                       2018 .......................  1.97
                       2019 .......................  2.03
                       2020 .......................  2.09
                       2021 .......................  2.16
                       2022 .......................  2.22
                       2023 .......................  2.29
                       2024 .......................  2.36
                       2025 .......................  2.43
                       2026 .......................  2.43

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and services as it could in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                              1926 through 1996(1)

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
                              Periods           Periods           Periods
                              -------           -------           -------
 1-Year Periods                  71                51                72%
 5-Year Periods                  67                60                90%
10-Year Periods                  62                60                97%
15-Year Periods                  57                57               100%
20-Year Periods                  52                52               100%

The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. (2)

                  Compound Annual Return from 1982 -- 1996(1)
                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  13.66

The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                  Compound Annual Return from 1982 -- 1996(1)
                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  16.79

(1) Used with permission. (C) 1997 Ibbotson Associates Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

(2) Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, reeturns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                         Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                              ---------------------------------------------
   your tax-free yield        31.0%               36.0%               39.6%
   -------------------        -----               -----               -----
          3.00%               4.35%               4.69%               4.97%
          3.50%               5.07%               5.47%               5.79%
          4.00%               5.80%               6.25%               6.62%
          4.50%               6.52%               7.03%               7.45%
          5.00%               7.25%               7.81%               8.25%
          5.50%               7.97%               8.59%               9.11%

This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              Financial Statements
                            as of December 31, 1997

                              Financial Statements
                            as of December 31, 1997


Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on March 2, 1998 (Accession Number: 00010474689-98-008179).

                          FIRST INVESTORS SERIES FUND
                     Insured Intermediate Tax Exempt Fund
                             CROSS-REFERENCE SHEET

N-1A Item No.                                    Location
-------------                                    --------
PART A:  PROSPECTUS

 1.      Cover Page............................  Cover Page
 2.      Synopsis..............................  Fee Table
 3.      Condensed Financial Information.......  Financial Highlights
 4.      General Description of Registrant.....  Investment Objectives
                                                 and Policies; General
                                                 Information
 5.      Management of the Fund................  Management
 5A.     Management's Discussion of
          Fund Performance.....................  Performance Information
 6.      Capital Stock and Other Securities....  Description of Shares;
                                                 Dividends and Other
                                                 Distributions; Taxes;
                                                 Determination of Net
                                                 Asset Value
 7.      Purchase of Securities Being Offered..  Alternative Purchase
                                                 Plan; How to Buy Shares
 8.      Redemption or Repurchase..............  How to Exchange Shares;
                                                 How to Redeem Shares;
                                                 Telephone Transactions
 9.      Pending Legal Proceedings.............  Not Applicable

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.      Cover Page............................  Cover Page
11.      Table of Contents.....................  Table of Contents
12.      General Information and History.......  General Information
13.      Investment Objectives and Policies....  Investment Policies;
                                                 Investment Restrictions
14.      Management of the Fund................  Directors or Trustees
                                                 and Officers
15.      Control Persons and Principal
          Holders of Securities................
16.      Investment Advisory and Other Services  Management
17.      Brokerage Allocation..................  Allocation of Portfolio
                                                 Brokerage
18.      Capital Stock and Other Securities....  Determination of Net
                                                 Asset Value
19.      Purchase, Redemption and Pricing
          of Securities Being Offered..........  Reduced Sales Charges,
                                                 Additional Exchange and
                                                 Redemption Information
                                                 and Other Services;
                                                 Determination of Net
                                                 Asset Value
20.      Tax Status............................  Taxes
21.      Underwriters..........................  Underwriter
22.      Performance Data......................  Performance Information
23.      Financial Statements..................  Financial Statements;

                                                  Report of Independent
                                                  Accountants

PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE
TAX EXEMPT FUND
A series of First Investors Series Fund

95 Wall Street, New York, New York 10005/1-800-423-4026

     This is a Prospectus for FIRST INVESTORS INSURED TAX EXEMPT FUND, INC. ("INSURED TAX EXEMPT FUND") AND FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND ("INSURED INTERMEDIATE FUND"). INSURED INTERMEDIATE FUND is a separate series of First Investors Series Fund ("Series Fund"). INSURED TAX EXEMPT FUND and Series Fund are each an open-end diversified management investment company (collectively, "Tax Exempt Funds"). INSURED TAX EXEMPT FUND and INSURED INTERMEDIATE FUND are sometimes referred to herein singularly as "Fund" and collectively as "Funds." Each Fund sells two classes of shares. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. See "Alternative Purchase Plans."

     The investment objective of each Fund is to seek to provide a high level of interest income which is exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"). Each Fund invests primarily in tax-exempt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. There can be no assurance that the objective of either Fund will be realized.

     THE FUNDS' MUNICIPAL BONDS ARE INSURED AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST THROUGH THE ISSUER OR UNDER INSURANCE POLICIES WRITTEN BY INDEPENDENT INSURANCE COMPANIES. INSURANCE DOES NOT PROTECT AGAINST FLUCTUATIONS IN THE BONDS' MARKET VALUE OR THE NET ASSET VALUE PER SHARE OF EACH FUND. FOR MORE INFORMATION REGARDING THE FUNDS' INSURANCE COVERAGE, SEE "INSURANCE" ON PAGE 10.

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.

     An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR
  ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is April 30, 1998

                                   FEE TABLE


   The following table is intended to assist investors in understanding the expenses associated with investing in each class of shares of a Fund

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                         Class A                  Class B
                                                                          Shares                   Shares
                                                                         -------                  -------
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)............................         6.25%                     None
Deferred Sales Load
  (as a percentage of the lower of original purchase price or             None*             4% in the first year;
   redemption proceeds)..........................................                           declining to 0% after
                                                                                            the sixth year

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

                                                                    Insured               Insured
                                                               Intermediate Fund      Tax Exempt Fund
                                                               ------------------   -------------------
                                                               Class A    Class B   Class A    Class B
                                                               Shares+    Shares     Shares     Shares
                                                               --------   -------   --------   --------
Management Fees (1).........................................      0.40%    0.40%+      0.70%      0.70%
12b-1 Fees(2)...............................................     - 0 -     1.00        0.28+      1.00
Other Expenses (3)..........................................      0.10     0.10+       0.15       0.15
Total Fund Operating Expenses (4)...........................      0.50     1.50+       1.13+      1.85

_____________________________

* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. See "How to Buy Shares."
+    Net of waiver and/or reimbursement.
(1) For the fiscal year ended December 31, 1997, the Adviser waived Management Fees for INSURED INTERMEDIATE FUND in excess of 0.40%. Absent the waiver, such fees would have been 0.60%. The Adviser will waive Management Fees for INSURED INTERMEDIATE FUND in excess of 0.40% for a minimum period ending December 31, 1998.
(2) The Underwriter has agreed through December 31, 1998 to cap its right to claim Class A 12b-1 Fees at the annual rates listed above for the Funds. Each Fund's Class A Distribution Plan provides for 12b-1 Fees in the total amount of up to 0.30% on an annual basis.
(3) For the fiscal year ended December 31, 1997, the Adviser reimbursed INSURED INTERMEDIATE FUND for certain Other Expenses. Absent such reimbursement, Other Expenses would have been 0.31% for each class of shares. The Adviser will reimburse each class of that Fund for Other Expenses in excess of 0.10% for a minimum period ending December 31, 1998.
(4) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses would have been 1.21% for Class A shares and 1.91% for Class B shares of INSURED INTERMEDIATE FUND and 1.15% for Class A shares of INSURED TAX EXEMPT FUND. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

   For more complete descriptions of the various costs and expenses, see "Investment Objectives and Policies-Insurance," "Alternative Purchase Plans," "Management," "Distribution Plans," "How to Buy Shares" and "How to Redeem Shares." Due to the imposition of Rule 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc. The Fee Table does not reflect the costs incurred by those shareholders of INSURED TAX EXEMPT FUND who purchase their shares through First Investors Contractual Plans.

   The Example below is based on Class A and Class B expense data for each Fund's fiscal year ended December 31, 1997, except that certain Operating Expenses have been restated, as noted above.

                                    EXAMPLE

   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                               One Year   Three Years   Five Years   Ten Years
                               --------   -----------   ----------   ----------

Insured Intermediate Fund
Class A.....................        $67           $78         $ 89        $121

Class B.....................         55            77          102         152*

Insured Tax Exempt Fund
Class A.....................         73            96          121         191

Class B.....................         59            88          120         198*

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                               One Year   Three Years   Five Years   Ten Years
                               --------   -----------   ----------   ----------
Insured Intermediate Fund
Class A.....................        $67           $78          $ 89       $121

Class B.....................         15            47            82        152*

Insured Tax Exempt Fund

Class A.....................         73            96           121        191

Class B.....................         19            58           100        198*

*  Assumes conversion to Class A shares eight years after purchase.

   THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION BY THE FUNDS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

   The following tables set forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. Additional performance information is contained in the Funds' Annual Reports which may be obtained without charge by contacting the applicable Fund at 1-800-423-4026. The tables have been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose reports thereon appear in the SAI. This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.

                            INSURED TAX EXEMPT FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Class A
                                                              -------------------------------------------------------------------
Year Ended December 31                                             1997       1996        1995       1994        1993      1992
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
--------------
Net Asset Value,  Beginning of Year...........................     $10.14     $10.37      $ 9.42     $10.56      $10.32    $10.22
                                                                   ------     ------      ------     ------      ------    ------
Income from Investment Operations
   Net investment income......................................        .50        .51         .52        .56         .60       .65
   Net realized and unrealized gain (loss) on                         .31       (.23)        .96      (1.15)        .40       .15
      investments.............................................     ------     ------      ------     ------      ------    ------
                                                                      .81        .28        1.48       (.59)       1.00       .80
        Total from Investment Operations......................     ------     ------      ------     ------      ------    ------

Less Distributions from:
   Net Investment Income......................................        .50        .51         .53        .55         .61       .65
   Net realized gains.........................................         --         --          --         --         .15       .05
                                                                   ------     ------      ------     ------      ------    ------
        Total Distributions...................................        .50        .51         .53        .55         .76       .70
                                                                   ------     ------      ------     ------      ------    ------
Net Asset Value, End of Year..................................     $10.45     $10.14      $10.37     $ 9.42      $10.56    $10.32
                                                                   ======     ======      ======     ======      ======    ======
Total Return (%)  +...........................................       8.27       2.81       16.01      (5.61)       9.88      8.05
------------

Ratios/supplemental Data
------------------------
Net Assets, End of Year (in millions).........................     $1,192     $1,253      $1,373     $1,302      $1,507    $1,363

Ratio to Average Net Assets: (%)..............................
  Expenses....................................................       1.14       1.14        1.14       1.18        1.15      1.16
  Net Investment Income.......................................       4.93       5.06        5.25       5.64        5.69      6.32

Portfolio Turnover Rate (%)...................................         13         21          37         57          58        52

*    For the period 1/12/95 (date shares first offered) to 12/31/95
+    Calculated without sales charge
(a)  Annualized


 -----------------------------------     ------------------------------
               Class A                              Class B
------------------------------------     ------------------------------
  1991     1990     1989     1988           1997     1996       1995*
------------------------------------     ------------------------------


 $9.92   $10.03    $ 9.91   $ 9.64         $10.13   $10.37    $ 9.48
------   ------    ------   ------         ------   ------    ------


   .69      .70       .71      .72            .43      .44       .44
   .30     (.11)      .12      .27            .32     (.24)      .89
------   ------    ------   ------         ------   ------    ------

   .99      .59       .83      .99            .75      .20      1.33
------   ------    ------   ------         ------   ------    ------


   .69      .70       .71      .72            .43      .44       .44
    --      --         --       --             --       --        --
------   ------    ------   ------         ------   ------    ------

   .69      .70       .71      .72            .43      .44       .44
------   ------    ------   ------         ------   ------    ------

$10.22   $ 9.92    $10.03   $ 9.91         $10.45   $10.13    $10.37
======   ======    ======   ======         ======   ======    ======

 10.26     6.13      8.64    10.61           7.62     2.03     14.27


$1,208   $1,132    $1,079   $  971         $    3   $    3    $    2


  1.13     1.14      1.01     1.04           1.85     1.83      1.88(a)
  6.82     7.03      7.16     7.33           4.22     4.37      4.45(a)

    34       28        26       43             13       21        37

                           INSURED INTERMEDIATE FUND

---------------------------------------------------------------------------------------------
                                                                  Class A
                                           --------------------------------------------------
                                                                                     11/22/93*
                                                                                        to
Year Ended December 31                          1997     1996      1995     1994       1993
---------------------------------------------------------------------------------------------
Per Share Data
--------------
Net Asset Value, Beginning of Period......    $ 5.79   $ 5.85    $ 5.43   $ 5.79    $    5.79
                                              ------   ------    ------   ------    ---------
Income from Investment Operations
---------------------------------
   Net investment income...................      .29      .29       .30      .24           --

   Net realized and unrealized gain
     (loss) on investments.................      .14     (.06)      .42     (.36)          --
                                              ------   ------    ------   ------    ---------

         Total from Investment
          Operations.......................      .43      .23       .72     (.12)          --
                                              ------   ------    ------   ------    ---------
Less Distributions from
-----------------------
   Net investment income...................      .29      .29       .30      .24           --

   Net realized gain.......................       --       --        --       --           --
                                              ------   ------    ------   ------    ---------

         Total Distributions...............      .29      .29       .30      .24           --
                                              ------   ------    ------   ------    ---------

Net Asset Value, End of Period.............   $ 5.93   $ 5.79    $ 5.85   $ 5.43    $    5.79
                                              ======   ======    ======   ======    =========
Ratios/Supplemental Data
------------------------

Total Return** (%).........................     7.68     4.07     13.50    (2.05)         .00

Net Assets, End of Period (in thousands)...   $7,344   $7,415    $7,017   $5,688    $   1,615

Ratio to Average Net Assets++
-----------------------------
  Expenses (%).............................      .53      .49       .35      .14           --
  Net investment income (%)................     5.02     5.05      5.32     4.52         .54+

Ratio to Average Net Assets Before
Expenses Waived or Assumed
--------------------------
 Expenses (%).............................     1.21     1.24      1.22      .96        1.78+
 Net investment income (%)................     4.34     4.30      4.45     3.70      (1.24)+

Portfolio Turnover Rate (%)...............       91       82        47      210          0

* Commencement of operations of Class A shares or date Class B shares first offered
**  Calculated without sales charges
+   Annualized
++  Net of expenses waived or assumed


--------------------------------------------------------
                       Class B
--------------------------------------------------------
                                               11/12/95*
                                                  to
 1997                  1996                      1995
--------------------------------------------------------

$ 5.80                $5.85                      $5.45
------                -----                      -----

   .23                  .23                        .25

   .13                 (.05)                       .41
------                -----                      -----

   .36                  .18                        .66
------                -----                      -----


   .23                  .23                        .26

    --                   --                         --
------                -----                      -----

   .23                  .23                        .26
------                -----                      -----

$ 5.93                $5.80                      $5.85
======                =====                      =====

  6.39                 3.17                      12.27

  $808                $ 613                      $ 378

  1.53                 1.49                       1.35+
  4.02                 4.05                       4.32+

  1.91                 1.94                       2.22+
  3.64                 3.60                       3.45+

    91                   82                         47

                       INVESTMENT OBJECTIVE AND POLICIES

INSURED TAX EXEMPT FUND


   The investment objective of INSURED TAX EXEMPT FUND is to provide a high level of interest income which is exempt from Federal income tax and is not a Tax Preference Item. The Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. The Fund also may invest up to 20% of its total assets in certificates of participation, municipal notes, municipal commercial paper and variable rate demand instruments. See "Municipal Instruments," below.

INSURED INTERMEDIATE FUND


   The investment objective of INSURED INTERMEDIATE FUND is to provide a high level of interest income which is exempt from Federal income tax and is not a Tax Preference Item. The Fund seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments, as defined below, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. See "Municipal Instruments," below.

GENERAL POLICIES

   The Funds differ in the maturities of the securities in their portfolios and, accordingly, in their degree of risk and level of income. Generally, bonds with longer maturities are likely to exhibit greater fluctuations in market value and have the potential for higher levels of income than bonds with shorter maturities. In order to reduce the effect of bond price declines on a Fund's net asset value during periods of rising interest rates, each Fund may invest in shorter maturity securities. Conversely, during periods of falling interest rates, each Fund may invest in longer maturity securities. There is no limit on the maturity of any individual security in any Fund's portfolio. See "Debt Securities," below.

   INSURED INTERMEDIATE FUND is designed for investors seeking a higher level of income than is generally available on short-term tax-exempt bonds and money market securities and who are willing to accept a greater degree of fluctuation in principal. It is expected that, under normal market conditions, the Fund will maintain a dollar-weighted average maturity of between three and ten years.

   INSURED TAX EXEMPT FUND is designed for investors seeking a higher level of income than is generally available on short-term and intermediate tax-exempt bonds and who are willing to accept a potentially high degree of fluctuation in principal. The Fund generally invests in bonds with maturities of over fifteen years.

   As used in this Prospectus and in the SAI, "Municipal Instruments" include the following: (1) municipal bonds; (2) private activity bonds or industrial development bonds; (3) certificates of participation ("COPs"); (4) municipal notes; (5) municipal commercial paper; and
(6) variable rate demand instruments ("VRDIs").

   Each Fund may make loans of portfolio securities and invest in zero coupon municipal securities. Each Fund may invest up to 25% of its net assets in securities on a "when-issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. Each Fund also may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as inverse floaters). INSURED INTERMEDIATE FUND also may acquire detachable call options relating to municipal bonds and invest in repurchase agreements. Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information regarding these securities.

   Although each Fund generally invests in municipal bonds rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P"), each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by the Adviser. See "Debt Securities," below. However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A to the SAI.

   Each Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds, during periods when one or more of these segments offer higher yields and/or profit potential. This possible concentration of the assets of a Fund may result in the Fund being invested in securities which are related in such a way that economic, business, political developments, or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of a Fund's investments could increase market risks, but risk of non-payment of interest when due, or default on the payment of principal, is covered by the insurance feature.

   Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that either Fund will achieve its investment objective.

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

GENERAL MARKET RISK

   In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to general market risks. The Funds invest primarily in Municipal Instruments. The market risks associated with Municipal Instruments include the possibility that the value of those instruments held by the Funds will fluctuate with movements in interest rates and changes in the perceived creditworthiness of the issuers of those instruments. Municipal Instruments are likely to decline in value in times of rising interest rates and to rise in value in times of falling interest rates. In general, the longer the maturity of a Municipal Instrument, the more pronounced is the effect of a change in interest rates on the value of the instrument. An additional risk exists that new federal, state and local laws, or changes in existing laws, may adversely affect the tax-exempt status of interest on a Fund's portfolio securities or of the exempt-interest dividends paid by a Fund, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Furthermore, because the Funds may concentrate investments in a particular industry, a Fund's yield and net asset value per share can be affected by political and economic developments that would affect a particular industry.

TYPES OF SECURITIES AND THEIR RISKS

   DEBT SECURITIES. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. See Appendix A to the SAI for a description of municipal bond ratings.

   INSURANCE. All municipal bonds in each Fund's portfolio will be insured as to their scheduled payment of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy purchased by the Tax Exempt Funds from an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance. An insured municipal bond in the portfolio of a Fund typically will be covered by only one of the three policies. All three types of insurance policies insure the scheduled payment of all principal and interest on the Funds' municipal bonds as they fall due. The insurance does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of the shares of a Fund. Investors should note that while all municipal bonds in which the Funds will invest will be insured, INSURED TAX EXEMPT FUND and INSURED

INTERMEDIATE FUND each may invest up to 20% and 35%, respectively, of its total assets in portfolio securities not covered by the insurance feature. Each Tax Exempt Fund has purchased a Mutual Fund Insurance Policy from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company with its principal executive offices in New York City. Under certain circumstances, each Tax Exempt Fund may obtain such insurance from an insurer other than AMBAC, provided such insurer is rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. or any other nationally recognized statistical rating organization. Because these insurance premiums are paid by each Fund, a Fund's yield is reduced by this expense. See "Insurance" in the SAI for a detailed discussion of the insurance feature.

   INVERSE FLOATERS. Each Fund may invest in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Each Fund may invest up to 10% of its net assets in inverse floaters.

MUNICIPAL INSTRUMENTS

   MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A to the SAI for a description of municipal bond ratings.

   PRIVATE ACTIVITY BONDS OR INDUSTRIAL DEVELOPMENT BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" in the SAI for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

   CERTIFICATES OF PARTICIPATION. COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPs, although this risk is mitigated by the fact that each COP will be covered by the insurance feature. See "Certificates of Participation" in the SAI for further information on COPs.

   MUNICIPAL COMMERCIAL PAPER. Issues of municipal commercial paper which a Fund may purchase are rated P-1 by Moody's or A-1 by S&P or have insurance through the issuer or an independent insurance company and include unsecured, short-term, negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt. A description of commercial paper ratings is contained in Appendix C to the SAI.

   MUNICIPAL NOTES. Municipal notes which a Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B to the SAI.

   VARIABLE RATE DEMAND INSTRUMENTS. VRDIs are Municipal Instruments, the interest on which is adjusted periodically, and which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that a Fund may purchase will be selected if it meets criteria established and designed by the applicable Tax Exempt Fund's Board of Directors or Trustees (each, a "Board") to minimize risk to that Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

   RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid investments, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which the applicable Tax Exempt Fund's Board or the Adviser has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.

   TAXABLE SECURITIES. Each Fund may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. A Fund may, for example, invest the proceeds from the sale of portfolio securities in taxable obligations pending the investment or reinvestment thereof in Municipal Instruments. A Fund may invest in highly liquid taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemptions by Fund investors.
Each Fund's temporary
investments in taxable securities may consist of: (1) obligations of the U.S. Government, its agencies or instrumentalities; (2) other debt securities rated within the highest grade of S&P or Moody's; (3) commercial paper rated in the highest grade by either of such rating services; and (4) certificates of deposit and letters of credit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

                           ALTERNATIVE PURCHASE PLANS

   Each Fund has two classes of shares, Class A and Class B, which represent interests in the same portfolio of securities and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class (i) is subject to a different sales charge and bears its separate distribution and certain other class expenses; (ii) has exclusive voting rights with respect to matters affecting only that class; and (iii) has different exchange privileges.

   CLASS A SHARES. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested with discounts available for volume purchases. Class A shares pay a 12b-1 fee at the annual rate of 0.30% of each Fund's average daily net assets attributable to Class A shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases. See "How to Buy Shares."

   CLASS B SHARES. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class A shares. Class B shares pay a 12b-1 fee at the annual rate of 1.00% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."

   FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES. In deciding which alternative is most suitable, an investor should consider several factors, as discussed below. Regardless of whether an investor purchases Class A or Class B shares, your Representative, as defined under "How to Buy Shares," receives compensation for selling shares of a Fund, which may differ for each class.

   The principal advantages of purchasing Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges which are not offered to Class B shareholders. If an investor plans to make a substantial investment, the sales charge on Class A shares may either be lower due to the reduced sales charges available on volume purchases of Class A shares or waived for certain eligible purchasers. Because of the reduced sales charge available on quantity purchases of Class A shares, it is recommended that investments of $250,000 or more be made in Class A shares. Investments in excess of $1,000,000 will only be accepted as purchases of Class A shares. Distributions paid by each Fund with respect to Class A shares will also generally be greater than those paid with respect to Class B shares because expenses attributable to Class A shares will generally be lower.

   The principal advantage of purchasing Class B shares is that, since no initial sales charge is paid, all of an investor's money is put to work from the outset. Furthermore, although any investment in a Fund should only be viewed as a long-term investment, if a redemption must be made soon after purchase, an investor will pay a lower sales charge than if Class A shares had been purchased. Conversely, because Class B shares are subject to a higher asset-based sales charge, long-term Class B shareholders may pay more in asset-based sales charges than the economic equivalent of the maximum sales charge on Class A shares. The automatic conversion of Class B shares into Class A shares after eight years is designed to reduce the probability of this occurring.

                               HOW TO BUY SHARES


   You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation.

   With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. First Investors Cash Management Fund, Inc. and First Investors Tax-Exempt Money Market Fund, Inc. (the "Money Market Funds"), unless otherwise noted, are not Eligible Funds. The funds of Executive Investors Trust are Eligible Funds provided the shares of any such fund either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.

   CHOICE OF CLASS OF SHARES. When you open a Fund account you must specify which class of shares you wish to purchase. If you do not specify which class of shares you wish to purchase, your order will be processed according to procedures established by FIC. For more information, see the SAI.

   MINIMUM INVESTMENT. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another Eligible Fund. Class A share accounts opened through an exchange of shares from the Money Market Funds may be subject to an initial sales charge. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

   PROCESSING AND PRICING OF SHARE PURCHASES. Purchases by written application will be processed as follows: Applications accompanied by checks drawn on U.S. banks made payable to "FIC" and received in FIC's Woodbridge offices by the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. Money orders, starter checks and third-party checks will not be accepted.

   Purchases via telephone or wire will be processed as follows: Orders received by Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined as of the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive. The "public offering price" is the net asset value plus the applicable sales charge for Class A shares and the net asset value for Class B shares. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

   Purchases through the National Securities Clearing Corp. ("NSCC") "Fund/SERV" system will be processed as follows: Orders received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, plus any applicable sales charge, determined as of the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit purchase orders to FIC promptly and accurately. FIC will not be liable for any change in the purchase price due to the failure of FIC to receive such purchase orders. Any such disputes must be settled between you and the Dealer.

   CLASS A SHARES. Class A shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:

                                                        Sales Charge as % of
                                                       -----------------------    Concession to
                                                       Offering    Net Amount    Dealers as % of
Amount of Investment                                     Price      Invested      Offering Price
--------------------                                   ---------   -----------   ----------------
Less than $25,000...................................       6.25%      6.67%           5.13%
$25,000 but under $50,000...........................       5.75       6.10            4.72
$50,000 but under $100,000..........................       5.50       5.82            4.51
$100,000 but under $250,000.........................       4.50       4.71            3.69
$250,000 but under $500,000.........................       3.50       3.63            2.87
$500,000 but under $1,000,000.......................       2.50       2.56            2.05

   There is no sales charge on transactions of $1 million or more, purchases that qualify for the Cumulative Purchase Privilege if they total at least $1 million or purchases made pursuant to a

Letter of Intent in the minimum amount of $1 million. The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The CDSC will be waived for any purchase of $1 million or more on which the Dealer agrees to receive its concession in installments paid over a 24-month period.

   CUMULATIVE PURCHASE PRIVILEGE AND LETTERS OF INTENT. You may purchase Class A shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.

   WAIVERS OF CLASS A SALES CHARGES. Sales charges on Class A shares do not apply to: (1) any purchase by an officer, trustee, director or employee (who has completed the introductory employment period) of the Tax Exempt Funds, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, trustee, director or employee of the Tax Exempt Funds, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative, provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing;
(3) any reinvestment of dividends or other distributions in Class A shares of any Eligible Fund; (4) any reinvestment of Systematic Withdrawal Payment Plan payments in Class A shares of any Eligible Fund; (5) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan; (6) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract, First Investors Life Variable Annuity Fund C contract or First Investors Life Variable Annuity Fund D contract during the one-year period preceding the maturity date of the contract; and (7) any purchase made during the period November 15, 1998 to February 15, 1999 with the proceeds from a redemption made after November 14, 1998 from the 1st Fund of First Investors U.S. Government Plus Fund.

   Additionally, policyholders of participating life insurance policies issued by First Investors Life Insurance Company, an affiliate of the Adviser and Underwriter, may elect to invest dividends earned on such policies in Class A shares of a Fund at net asset value, provided the annual dividend is at least $50 and the policyholder has an existing account with the Fund.

   Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Unitholders may invest in Class A shares of a Fund, other than through the reinvestment of Unit Distributions. Unitholders will be charged the Fund's regular offering price on such purchases. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."

   CLASS B SHARES. The public offering price of Class B shares of each Fund is the next determined net asset value, with no initial sales charge imposed. A CDSC, however, is imposed upon most redemptions of Class B shares at the rates set forth below:

                                    Contingent Deferred Sales Charge
 Year Since Purchase               as a Percentage of Dollars Invested
     Payment Made                         or Redemption Proceeds
 -------------------               -----------------------------------
 First............................                 4%
 Second...........................                 4
 Third............................                 3
 Fourth...........................                 3
 Fifth............................                 2
 Sixth............................                 1
 Seventh and thereafter...........                 0

   The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or other distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in you paying the lowest possible CDSC.

   As an example, assume an investor purchased 100 shares of Class B shares at $10 per share for a total cost of $1,000 and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares as dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC charge because redemptions are first made of shares acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

   For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible

Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

   CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted. See "Determination of Net Asset Value."

   ADDITIONAL PURCHASES. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

   SYSTEMATIC INVESTING. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line. Systematic investments may also be made through automatic payroll investments. You may also elect to reinvest systematically in Class A or Class B shares of a Fund at net asset value the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund, including the Money Market Funds. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.

   TRANSFER OF SHARES. Shareholders may transfer the ownership of their shares in a Fund account to another party. Because the Funds do not offer their shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record and does not wish to complete the paperwork necessary to become a client of First Investors, the Funds reserve the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer. For more information on how to transfer your Fund shares, call your Representative or call Shareholder Services at 1-800-423-4026.

   GENERAL. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors Funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers that employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors Funds during a specific period of time. FIC

Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                             HOW TO EXCHANGE SHARES

   Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS OF ANOTHER FUND. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Before exchanging Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

   EXCHANGES BY MAIL. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include:
(1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem SharesSignature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

   EXCHANGES BY TELEPHONE.  See "Telephone Transactions," below.

   ADDITIONAL EXCHANGE INFORMATION. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES

   You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares may be redeemed by mail or telephone. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from date of purchase. Shareholders may not redeem shares by telephone or Electronic Fund Transfer unless the shares being redeemed have been owned for at least 15 days. Redemption checks returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI.

   REDEMPTIONS BY MAIL. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include: (1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

   SIGNATURE GUARANTEES. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

   REDEMPTIONS BY TELEPHONE.  See "Telephone Transactions," below.

   ELECTRONIC FUND TRANSFER. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

   FUND/SERV REDEMPTIONS. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic redemption requests received directly from this Dealer. Electronic requests may be processed through the services of the NSCC "Fund/SERV" system.

Redemption requests received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, less any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit redemption requests to FIC promptly and accurately. FIC will not be liable for any change in the redemption price due to the failure of FIC to receive such redemption requests. Any such disputes must be settled between you and the Dealer.

   SYSTEMATIC WITHDRAWAL PLAN. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

   REINVESTMENT AFTER REDEMPTION. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, including the Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, see the SAI or call Shareholder Services at 1-800-423-4026.

   REPURCHASE THROUGH UNDERWRITER. You may redeem Fund shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you a fee for handling any redemption transaction.

   REDEMPTION OF LOW BALANCE ACCOUNTS. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A or Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares of the same class so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

   Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

   Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before the close of regular trading on the NYSE will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. Exchange or redemption requests received after the close of regular trading on the NYSE will be processed the following business day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

   TELEPHONE EXCHANGES. Exchange requests may be made by telephone (provided no certificate has been issued for the shares).

   TELEPHONE REDEMPTIONS. The telephone redemption privilege may be used to redeem shares provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000;
(5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000; and (6) the shares being redeemed have been owned for at least fifteen days. TELEPHONE REDEMPTION INSTRUCTIONS WILL BE ACCEPTED FROM ANY ONE OWNER OR AUTHORIZED INDIVIDUAL.

   ADDITIONAL INFORMATION. The Tax Exempt Funds, the Adviser, the Underwriter and their officers, trustees, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Tax Exempt Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or overnight mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

   BOARD OF DIRECTORS OR TRUSTEES. Each Tax Exempt Fund's Board, as part of its overall management responsibility, oversees various organizations responsible for the applicable Fund's day-to-day management.

   ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, determines each Fund's portfolio transactions and supervises all aspects of each Fund's operations. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

   As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1997, the advisory fees for

INSURED TAX EXEMPT FUND were 0.70% of its average daily net assets. For the same period, INSURED INTERMEDIATE FUND's advisory fees, net of waiver, were 0.39%.

   PORTFOLIO MANAGERS. Clark D. Wagner has been Portfolio Manager of the Tax Exempt Funds since he joined FIMCO in 1991. On January 1, 1998, Mr. W. Richard Yu joined Mr. Wagner as co-manager of INSURED IMMEDIATE FUND. Mr. Wagner is also Portfolio Manager of certain other First Investors funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992. Mr. Yu joined FIMCO in June 1994 as a trader for all of the First Investors municipal bond funds. Prior to joining FIMCO, Mr. Yu was an assistant in the municipal bond fund group at Alliance Capital Management from August 1993 to June 1994 and a qualify control analyst for the data team at Capital Market Decisions Inc. from August 1992 to August 1993.

   BROKERAGE. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

   UNDERWRITER. Each Tax Exempt Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's Class A shares and all CDSCs in connection with each Fund's Class B shares and may receive other payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

   Pursuant to separate distribution plans pertaining to each Fund's Class A and Class B shares ("Class A Plan" or "Class B Plan," and collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares ("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

   Pursuant to INSURED TAX EXEMPT FUND'S Class A Plan, the Fund's Board of Directors, in its sole discretion, may periodically allocate the portion of distribution fees and services fees that may be spent, provided the aggregate of such fees paid by the Fund may not exceed an annual rate of 0.30% of its average daily net assets attributable to Class A shares in any one fiscal year. Of that amount, no more than 0.25% of the Fund's average daily net assets attributable to Class A shares may be paid as service fees. Payments made to the Underwriter will be for reimbursement of specific expenses incurred in connection with distribution and service activities.

   Pursuant to INSURED INTERMEDIATE FUND's Class A Plan, the Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.05% of the Fund's average daily net assets attributable to Class A shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares. Payments made to the Underwriter will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

   Pursuant to each Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under each Class B Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

   Although Class B shares are sold without an initial sales charge, the Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

   Each Fund may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value of each Fund's shares fluctuates and is determined separately for each class of shares. The net asset value of shares of a given class of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the applicable Tax Exempt Fund's Board deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities attributable to that class, by the number of shares of the applicable class outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the applicable Tax Exempt Fund's Board. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The per share net asset value of the Class B shares will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The NYSE currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

   Dividends from net investment income are generally declared daily and paid monthly by each Fund. Unless you direct the Transfer Agent otherwise, dividends declared on a class of shares are paid in additional shares of the same class of the distributing Fund at the net asset value generally determined as of the close of business on the first business day of the following month. If you redeem all of your shares of a Fund at any time during a month, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption, less any applicable CDSC. Net investment income includes interest, earned discount and other income earned on portfolio securities less expenses.

   Each Fund also distributes with its regular dividend at the end of each year substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the class with respect to which they are declared at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed ordinary (taxable) income and capital gain.

   Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

   In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of the distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of the distribution. Your election remains in effect until you revoke it by notifying the Transfer Agent.

   You may elect to invest the entire amount of any cash distribution on Class A or Class B shares of a Fund in the same class of shares of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See the SAI or call Shareholder Services at 1-800-423-4026 for more information. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business on the business day immediately following the record date of the distribution.

   A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if either of the following events occurs: (1) the total amount of the distribution is under $5 or (2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend or distribution checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend or distribution check returned in the same manner will be treated as a request by you to change your dividend or distribution option to reinvest. The proceeds will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

                                     TAXES

   Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders. In addition, each Fund intends to continue to qualify to pay "exempt-interest dividends" (as defined below), which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of Municipal Instruments.

   Distributions by a Fund of the excess of interest income from Municipal Instruments over certain amounts disallowed as deductions, which are designated by the Fund as "exempt-interest dividends," generally may be excluded by you from gross income. Distributions by a Fund of interest income from taxable obligations and net short-term capital gain, if any, are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares.

   If you purchase your shares shortly before the record date for a taxable dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. Following the end of each calendar year you will receive a statement from the Fund in which you hold shares describing the tax status of distributions paid by the Fund for that year. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain.

   Interest on indebtedness incurred or continued to purchase or carry shares of a Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Each Fund does not intend to invest in PABs or IDBs the interest on which is treated as a Tax Preference Item.

   Proposals have been and, in the future, may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. If such a proposal were enacted, the availability of Municipal Instruments for investment by each Fund and the value of its portfolio securities would be affected. In that event, each Fund would reevaluate its investment objective and policies.

   Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and the same percentage of such dividends and distributions in certain other circumstances.

   Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any Eligible Fund generally will have similar tax consequences.

However, special tax rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of an Eligible Fund without paying a sales charge due to the reinvestment privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the Eligible Fund's shares subsequently acquired. In addition, if you purchase Fund shares within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares to Class A shares.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor; for example, a Fund's distributions may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.

                            PERFORMANCE INFORMATION

   For purposes of advertising, each Fund's performance may be calculated for each class of its shares based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results.
Average annual total return includes the effect of paying the maximum sales charge (in the case of Class A shares) or the deduction of any applicable CDSC (in the case of Class B shares) and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.

   Each Fund also may advertise its yield for each class of shares. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and the net asset value per share for Class B shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

   Tax-equivalent yields show the taxable yields an investor would have to earn to equal a Fund's tax-free yields. The tax-equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free yield. Each Fund may also advertise its "actual distribution rate" for each class of shares. This is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. In addition, each Fund calculates its "actual distribution rate" based upon net asset value for dissemination to existing shareholders.

   Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge or CDSC will be greater than if the maximum sales charge or CDSC were used. Each class of shares of a Fund has different expenses which will affect its performance.

                              GENERAL INFORMATION

   ORGANIZATION. INSURED TAX EXEMPT FUND was incorporated in the State of Maryland on September 28, 1976. Series Fund is a Massachusetts business trust organized on September 23, 1988. Each Fund is authorized to issue shares of beneficial interest or common stock, as applicable, in such separate and distinct series and classes of shares as that Tax Exempt Fund's Board shall from time to time establish. The shares of common stock of INSURED TAX EXEMPT FUND presently comprise one series and the shares of beneficial interest of Series Fund are presently divided into five separate and distinct series. Each Tax Exempt Fund presently has two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The Tax Exempt Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Tax Exempt Fund's outstanding shares, that Tax Exempt Fund's Board will call a special meeting of shareholders for any purpose, including the removal of Directors or Trustees. Each share of each Fund has equal voting rights except as noted.

   CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

   TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

   SHARE CERTIFICATES. The Funds do not issue certificates for Class B shares, The Funds, however, will issue share certificates for Class A shares at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

   CONFIRMATIONS AND STATEMENTS. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.

   SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.

   ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES TO SHAREHOLDERS. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.

   YEAR 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                               TABLE OF CONTENTS

                                                                                      PAGE
-------------------------------------------------------------------------------------------
Fee Table............................................................................   2
Financial Highlights.................................................................   4
Investment Objective and Policies....................................................   8
Alternative Purchase Plans...........................................................  13
How to Buy Shares....................................................................  14
How to Exchange Shares...............................................................  19
How to Redeem Shares.................................................................  20
Telephone Transactions...............................................................  21
Management...........................................................................  22
Distribution Plans...................................................................  23
Determination of Net Asset Value.....................................................  24
Dividends and Other Distributions....................................................  24
Taxes................................................................................  26
Performance Information..............................................................  27
General Information..................................................................  28

ADVISER                                  CUSTODIAN
First Investors Management               The Bank of New York
Company, Inc.                            48 Wall Street
95 Wall Street                           New York, NY  10286
New York, NY  10005
                                         TRANSFER AGENT
UNDERWRITER                              Administrative Data
First Investors Corporation               Management Corp.
95 Wall Street                           581 Main Street
New York, NY  10005                      Woodbridge, NJ  07095-1198


LEGAL COUNSEL                            AUDITORS
Kirkpatrick & Lockhart LLP               Tait, Weller & Baker
1800 Massachusetts Avenue, N.W.          8 Penn Center Plaza
Washington, D.C.  20036                  Philadelphia, PA  19103

This Prospectus is intended to constitute an offer by each Tax Exempt Fund only of the securities of which it is the issuer and is not intended to constitute an offer by either Fund of the securities of the other Fund whose securities are also offered by this Prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to the other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by either Tax Exempt Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

L2766.doc

First Investors
Insured Tax Exempt
Fund, Inc.
---------------------------

First Investors
Insured Intermediate
Tax Exempt Fund
A Series of
First Investors Series Fund
---------------------------
Prospectus
----------------------------

April 30, 1998

First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of
a circle containing the words "MAILED FROM ZIP CODE   11201" appears on the
righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND a Series of First Investors Series Fund
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


FIITE01

FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE
TAX EXEMPT FUND, A SERIES OF
FIRST INVESTORS SERIES FUND
95 Wall Street                                                  1-800-423-4026
New York, New York  10005
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED APRIL 30, 1998

  This is a Statement of Additional Information ("SAI") for FIRST INVESTORS INSURED TAX EXEMPT FUND, INC. ("INSURED TAX EXEMPT FUND") and FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND ("INSURED INTERMEDIATE FUND"). INSURED INTERMEDIATE FUND is a separate series of FIRST INVESTORS SERIES FUND ("SERIES FUND"). INSURED TAX EXEMPT FUND and SERIES FUND are each an open-end diversified management investment company (collectively, "Tax Exempt Funds"). INSURED TAX EXEMPT FUND and INSURED INTERMEDIATE FUND are sometimes referred to herein singularly as "Fund" and collectively as "Funds." The investment objective of each Fund is to seek to provide a high level of interest income which is exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"). There can be no assurance that the objective of any Fund will be realized.

  This SAI is not a prospectus. It should be read in conjunction with the Tax Exempt Funds' Prospectus dated April 30, 1998, which may be obtained free of cost from the Tax Exempt Funds at the address or telephone number noted above.


                               TABLE OF CONTENTS
                               -----------------
                                                      Page
                                                      ----
Investment Policies..............................       2
Hedging and Option Income Strategies.............       6
Insurance........................................      12
Investment Restrictions..........................      14
Directors or Trustees and Officers...............      18
Management.......................................      20
Underwriter......................................      21
Distribution Plans...............................      22
Determination of Net Asset Value.................      23
Allocation of Portfolio Brokerage................      24
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services......      24
Taxes............................................      30
Performance Information..........................      32
General Information..............................      36
Appendix A.......................................      38
Appendix B.......................................      41
Appendix C.......................................      42
Appendix D.......................................      43
Financial Statements.............................      49

                                 INVESTMENT POLICIES

     BOND MARKET CONCENTRATION.  Each Fund may invest more than 25% of its total
     -------------------------
assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, utility bonds and university bonds, during periods when one or more of these segments offer higher yields and/or profit potential. As of December 31, 1997, INSURED INTERMEDIATE FUND had 44% of its assets in general obligation bonds.

     Certificates of Participation.  The applicable Tax Free Fund's Board of
     -----------------------------
Directors or Trustees (each, a "Board") has established guidelines for determining the liquidity of the certificates of participation ("COPs") in the applicable Tax Free Fund's portfolio and, subject to review by that Tax Free Fund's Board, has delegated that responsibility to the Adviser. Pursuant to these guidelines, the Adviser will consider (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by a Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Funds' investment adviser, First Investors Management Company, Inc. ("FIMCO" or "Adviser"), according to the factors reviewed by rating agencies.

     DETACHABLE CALL OPTIONS.  Detachable call options are sold by issuers of
     -----------------------
municipal bonds separately from the municipal bonds to which the call options relate and permit the purchasers of the call options to acquire the municipal bonds at the call prices and call dates. In the event that interest rates drop, the purchaser could exercise the call option to acquire municipal bonds that yield above-market rates. INSURED INTERMEDIATE FUND may acquire detachable call options relating to municipal bonds that the Fund already owns or will acquire in the immediate future and thereby, in effect, make such municipal bonds non-callable so long as the Fund continues to hold the detachable call option. INSURED INTERMEDIATE FUND will consider detachable call options to be illiquid securities and they will be treated as such for purposes of certain investment limitation calculations.

     High Yield Securities.  Although each Fund may invest up to 5% of its net
     ---------------------
assets in municipal bonds rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), each Fund currently does not intend to purchase such municipal bonds. However, occasionally a Fund may hold in its portfolio a municipal bond that has had its rating downgraded. In each instance, such bonds will be covered by the insurance feature and thus considered to be of higher quality than high yield securities without an insurance feature. See "Insurance" for a detailed discussion of the insurance feature. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities ("High Yield Securities"). High Yield Securities are subject to certain risks that may not be present with investments in high grade securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.

     Municipal obligations that are high yield securities rated below investment grade ("Municipal High Yield Securities") are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. "Municipal High Yield Securities," unless otherwise noted, include unrated securities deemed to be rated below investment grade by the Adviser. Ratings of Municipal High Yield Securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

     Municipal High Yield Securities generally offer a higher current yield than higher grade issues. However, Municipal High Yield Securities involve higher risks, in that they are especially subject to adverse changes in the general economic conditions, in economic conditions of an issuer's geographic area and in the industries or activities in which the issuer is engaged. Municipal High Yield Securities are also especially sensitive to changes in the financial condition of the issuer and to price fluctuations in response to changes in interest rates. Accordingly, the yield on lower rated Municipal High Yield Securities will fluctuate over time. During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

     In addition, Municipal High Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and to sell such securities at their fair value in response to changes in the economy or the financial markets, especially for unrated Municipal High Yield Securities. Although unrated Municipal High Yield Securities are not necessarily of lower quality than rated Municipal High Yield Securities, the market for rated Municipal High Yield Securities generally is broader than that for unrated Municipal High Yield Securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of Municipal High Yield Securities, especially in a thinly traded market.

     Loans of Portfolio Securities.  Each Fund may loan securities to qualified
     -----------------------------
broker-dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with that Fund cash collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend), if any, the loan is terminable at will by a Fund, that Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and that Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of such loaning function is to supplement a Fund's income through investment of the cash collateral in short-term interest bearing obligations. INSURED INTERMEDIATE FUND has a non-fundamental policy that the aggregate value of portfolio securities it can lend will not exceed 10% of its net assets and INSURED TAX EXEMPT FUND may not make such loans in excess of 10% of its total assets.

     Repurchase Agreements.  A repurchase agreement essentially is a short-term
     ---------------------
collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to the Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. INSURED INTERMEDIATE FUND may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. INSURED INTERMEDIATE FUND may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

  Restricted Securities and Illiquid Investments.  Neither Fund will purchase or
  ----------------------------------------------
otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes detachable call options and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which each Tax Exempt Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

  Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

  In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

  Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. While the Funds have no intention of investing in options in the coming year, if any such Fund did, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  U.S. GOVERNMENT OBLIGATIONS.  Securities issued or guaranteed as to principal
  ---------------------------
and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

  WHEN-ISSUED SECURITIES.  Each Fund may invest up to 25% of its net assets in
  ----------------------
securities issued on a when-issued or delayed delivery basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities on a "when-issued" basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books or with its custodian consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

  Zero Coupon Securities.  Each Fund may invest in zero coupon municipal
  ----------------------
securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned each year on zero coupon securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

  PORTFOLIO TURNOVER.  Although each Fund generally will not invest for short-
  ------------------
term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 1996 and 1997, INSURED TAX EXEMPT FUND's portfolio turnover rate was 21% and 13%, respectively. For the fiscal years ended December 31, 1996 and 1997, INSURED INTERMEDIATE FUND'S portfolio turnover rate was 82% and 91%, respectively.

                     HEDGING AND OPTION INCOME STRATEGIES

     The Adviser may engage in certain options and futures strategies to hedge each Fund's portfolio, in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC") and engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by each Tax Exempt Fund's Board to govern each Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the CFTC.

     Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and
(4) the possible absence of a liquid secondary market for any particular instrument at any time.

     Although each Fund may engage in the strategies listed below, INSURED INTERMEDIATE FUND does not intend to do so in the coming year and INSURED TAX EXEMPT FUND will only engage in transactions involving futures contracts and options thereon.

     Cover for Hedging and Option Income Strategies.  No Fund will use leverage
     ----------------------------------------------
in its hedging and option income strategies. No Fund will enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or other liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options Strategies.  Each Fund may purchase call options on securities that
     ------------------
the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Each Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

     Each Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. A Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by a Fund, to the extent described under "Investment Policies--Restricted Securities and Illiquid Investments" and therefore subject to each Fund's limitation on investments in illiquid securities. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

     Each Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. A Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

     Currently, options on debt securities are primarily traded on the OTC market. OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Options Guidelines.  In view of the risks involved in using options, each
     ------------------
Tax Exempt Fund's Board has adopted the following non-fundamental investment guidelines to govern a Fund's use of options that may be modified by each Board without shareholder vote: (1) options will be purchased or written only when the Adviser believes that there exists a liquid secondary market in such options; and (2) a Fund may purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by such Fund, exceeds 5% of that Fund's total assets. This does not limit a Fund's assets at risk to 5%.

     Special Characteristics and Risks of Options Trading.  Each Fund may
     ----------------------------------------------------
effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security and the market value of the option.

     The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities.

     Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

     Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

     Futures Strategies.  Each Fund may engage in futures strategies to attempt
     ------------------
to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests.

     Each Fund may use financial futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. A Fund may purchase a financial futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell a financial futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

     Each Fund may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. A Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

     Each Fund will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC.

     Futures Guidelines.  In view of the risks involved in using futures
     ------------------
strategies described below, each Tax Exempt Fund's Board has adopted non-fundamental investment guidelines to govern the use of such investments by the Fund that may be modified by each Board without shareholder vote. In the event a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate margin deposits on all outstanding futures contracts positions held by a Fund and premiums paid on outstanding options and futures contracts, after taking into account unrealized profits and losses, will not exceed 5% of a Fund's total assets, or enter into any futures contracts or options on futures contracts if the aggregate amount of a Fund's commitments under outstanding futures contracts positions and options on futures contracts written by a Fund would exceed the market value of the total assets of a Fund. This does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio. In addition, each Fund may not purchase financial futures contracts if immediately thereafter more than 30% of its total assets would be so invested.

     Special Characteristics and Risks of Futures Trading.  No price is paid
     ----------------------------------------------------
upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. Each Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

     Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

     Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

     Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

     Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

     Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

     Each Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

                                 INSURANCE

          The municipal bonds in each Fund's portfolio will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in a Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

          Each Tax Free Fund has purchased a Mutual Fund Insurance Policy ("Policy") from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by a Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC prior to their purchase by a Fund. AMBAC furnished each Fund with an approved list of municipal bonds at the time the Policy was issued and subsequently provides amended and modified lists of this type at periodic intervals. AMBAC may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to a Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC to insure such securities. In determining eligibility for insurance, AMBAC has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by a Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased by a Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than AMBAC; and (5) municipal bonds which are no longer owned by a Fund. AMBAC has reserved the right at any time, upon 90 days' prior written notice to a Fund, to refuse to insure any additional municipal bonds purchased by a Fund, on or after the effective date of such notice. If AMBAC so notifies a Fund, the Fund will attempt to replace AMBAC with another insurer. If another insurer cannot be found to replace AMBAC, the Fund will ask its shareholders to approve continuation of its business without insurance.

          In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC is obligated under the Policy to make such payment not later than 30 days after it has been notified by a Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC, as regards insurance payments it may make, will succeed to the rights of a Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

          The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of a Fund's shares. The Policy will be effective only as to insured municipal bonds owned by a Fund. In the event of a sale by a Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by a Fund, AMBAC is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC will have no further obligations to a Fund in respect of such municipal bond. It is the intention of each Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by a Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due.
See "Determination of Net Asset Value" for a more complete description of the Funds' method of valuing securities in default and securities which have a significant risk of default.

          Each Tax Free Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by a Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. Each Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable a Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to a Fund in determining the net capital gain or loss realized by a Fund upon the sale of the bond.

          In addition to the contract of insurance relating to each Tax Exempt Fund, there is a contract of insurance between AMBAC and Executive Investors Trust, between AMBAC and First Investors Multi-State Insured Tax Fund and between AMBAC and First Investors New York Insured Tax Free Fund, Inc. Otherwise, neither AMBAC nor any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

     AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,879000,000 (unaudited) and statutory capital of approximately $1,656,000,000. (unaudited) as of December 31, 1997. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch have each assigned a triple-A claims-paying ability rating to AMBAC.

     AMBAC has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC will not affect the treatment for Federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for Federal income tax purposes in the same manner as if such payments were made by the issuer of the municipal bonds.

     AMBAC makes no representation regarding the municipal bonds included in the investment portfolio of each Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

     The information relating to AMBAC contained above has been furnished by AMBAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

                                 INVESTMENT RESTRICTIONS

          The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

INSURED INTERMEDIATE FUND.  INSURED INTERMEDIATE FUND will not:
--------------------------

          (1)  Issue senior securities.

          (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

          (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

          (4) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

          (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

          (6) Make loans, except loans of portfolio securities and repurchase agreements.

          (7) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceeds 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

          The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

          (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale.

          (2) Invest more than 5% of its total assets in securities of companies (including predecessors) which have been in operation for less than three years.

          (3) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

          (4) Make investments for the purpose of exercising control or management.

          (5) Purchase or sell portfolio securities from or to the Adviser or any trustee, director or officer thereof or of Series Fund, as principals.

          (6) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, trustee or director of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

          (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

          (8) Enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

          (9) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (7) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

          (10) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

          (11) Sell securities short, unless it owns or has the right to obtain securities, without additional consideration, equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

          Insured Tax Exempt Fund.  INSURED TAX EXEMPT FUND will not:
          -----------------------

          (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

          (2) Make loans (the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan). In addition, the Insured Tax Exempt Fund's Board of Directors may on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's gross assets.

          (3) Invest more than 5% of the value of its gross assets, at the time of purchase, in securities of any one issuer (except obligations of the U.S. Government).

          (4) Purchase securities in an amount to exceed 5% of its gross assets, of unseasoned issuers, including their predecessors, which have been in operation less than three years.

          (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

          (6)  Issue senior securities.

          (7) Invest in securities of other investment companies, except in the case of money market funds offered without selling commissions, or in the event of merger with another investment company.

          (8) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

          (9) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein.

         (10) Invest in oil, gas or other mineral exploration or development programs.

          (11) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

          (12) Purchase securities which would not enable the Fund to qualify as a regulated investment company qualified to pay exempt-interest dividends under the Internal Revenue Code of 1986, as amended.

          The Fund has adopted the following non-fundamental investment restrictions which may be changed without shareholder approval. These restrictions provide that the Fund will not:

          (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

          (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

          (3) Enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

          (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

          (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

          (6) Sell securities short, unless it owns or has the right to obtain securities, without additional consideration, equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

          (7) Invest in real estate limited partnership interests or in interests in real estate investment trusts that are not readily marketable.

                       DIRECTORS OR TRUSTEES AND OFFICERS

  The following table lists the Directors or Trustees and executive officers of the Tax Exempt Funds, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (72), President and Director or Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

JAMES J. COY (84), Emeritus Director or Trustee, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

ROGER L. GRAYSON* (41), Director or Trustee, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

KATHRYN S. HEAD*+ (42), Director or Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

REX R. REED (76), Director or Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN (76), Director or Trustee, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN (66), Director or Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY (65), Director or Trustee, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (66), Director or Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH (68), Director or Trustee, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (40), Treasurer and Chief Financial Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

CLARK D. WAGNER (39), Vice President. Vice President, First Investors Multi-State Insured Tax Free Fund, Executive Investors Trust, First Investors New York Insured Tax Free Fund, Inc. and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.

---------------------------

* These Directors or Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

     The Directors or Trustees and officers, as a group, owned less than 1% of either Class A or Class B shares of either Fund.

     All of the officers and Directors or Trustees, except for Mr. Wagner, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

     The following table lists compensation paid to the Trustees of Series Fund for the fiscal year ended December 31, 1997.

                                                                                                                   TOTAL
                                                                                                                   COMPENSATION
                                                       PENSION OR RETIREMENT            ESTIMATED                  FROM  FIRST
                                       AGGREGATE       BENEFITS ACCRUED AS              ANNUAL                     INVESTORS FAMILY
                                       COMPENSATION    PART OF FUND                     BENEFITS UPON              OF FUNDS PAID TO
TRUSTEE                                FROM FUND*      EXPENSES                         RETIREMENT                 TRUSTEE*
-------                                ------------    ---------------------            -------------              ----------------
James J. Coy**                            $1,250.00                      $-0-                      $-0-                  $15,500.00
Roger L. Grayson                                -0-                       -0-                       -0-                         -0-
Glenn O. Head                                   -0-                       -0-                       -0-                         -0-
Kathryn S. Head                                 -0-                       -0-                       -0-                         -0-
Rex R. Reed                                3,000.00                       -0-                       -0-                   37,200.00
Herbert Rubinstein                         3,000.00                       -0-                       -0-                   37,200.00
James M. Srygley                           3,000.00                       -0-                       -0-                   37,200.00
John T. Sullivan                                -0-                       -0-                       -0-                         -0-
Robert F. Wentworth                        3,000.00                       -0-                       -0-                   37,200.00
Nancy Schaenen                             2,250.00                       -0-                       -0-                   27,900.00

     The following table lists compensation paid to the Directors of INSURED TAX EXEMPT FUND for the fiscal year ended December 31, 1997.

                                                   PENSION OR                                            TOTAL
                                                   RETIREMENT                                            COMPENSATION
                                                   BENEFITS                    ESTIMATED                 FROM  FIRST
                              AGGREGATE            ACCRUED AS PART             ANNUAL                    INVESTORS FAMILY
                              COMPENSATION         OF FUND                     BENEFITS UPON             OF FUNDS PAID TO
DIRECTOR                      FROM FUND*           EXPENSES                    RETIREMENT                DIRECTOR*
--------                      ------------         ---------------             -------------             ----------------
James J. Coy**                $1,750.00                       $-0-                      $-0-                  $15,500.00
Roger L. Grayson                    -0-                        -0-                       -0-                         -0-
Glenn O. Head                       -0-                        -0-                       -0-                         -0-
Kathryn S. Head                     -0-                        -0-                       -0-                         -0-
Rex R. Reed                    4,200.00                        -0-                       -0-                   37,200.00
Herbert Rubinstein             4,200.00                        -0-                       -0-                   37,200.00
James M. Srygley               4,200.00                        -0-                       -0-                   37,200.00
John T. Sullivan                    -0-                        -0-                       -0-                         -0-
Robert F. Wentworth            4,200.00                        -0-                       -0-                   37,200.00
Nancy Schaenen                 3,150.00                        -0-                       -0-                   27,900.00

* Compensation to officers and interested Directors or Trustees of the Tax Exempt Funds is paid by the Adviser. In addition, prior to December 31, 1997, compensation to non-interested Directors or Trustees of the Tax Exempt Funds was voluntarily paid by the Adviser. Commencing January 1, 1998, compensation to non-interested Directors or Trustees of the Tax Exempt Funds is being paid by each Tax Exempt Fund.

** On March 27, 1997, Mr. Coy resigned as a Director or Trustee of the Tax Exempt Funds. Mr. Coy did not resign due to a disagreement on any matters relating to the Tax Exempt Funds' operations, policies or practices. Mr. Coy currently serves as an emeritus Director or Trustee.

                                 MANAGEMENT

     Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of Directors or Trustees of the applicable Tax Exempt Fund, including a majority of the Directors or Trustees who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party ("Independent Directors or Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund.

     Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Tax Exempt Fund's Directors or Trustees. Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated, with respect to a Fund, at any time without penalty by the applicable Tax Exempt Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the applicable Tax Exempt Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of that Tax Exempt Fund's Independent Directors or Trustees voting in person at a meeting called for the purpose of voting on such approval.

     Under Series Fund's Advisory Agreement, INSURED INTERMEDIATE FUND pays the Adviser an annual fee, paid monthly of 0.60% of its average daily net assets. Under INSURED TAX EXEMPT FUND's Advisory Agreement, it pays the Adviser an annual fee, paid monthly, according to the following schedule:


                                                  Annual
Average Daily Net Assets                          Rate
------------------------                          ----
Up to $250 million.............................     0.75%
In excess of $250 million up to $500 million...     0.72
In excess of $500 million up to $750 million...     0.69
Over $750 million..............................     0.66

     The Adviser has an Investment Committee composed of George V. Ganter, Glenn
O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Dennis T. Fitzpatrick, Jack B. Wolfman, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

     For the fiscal years ended December 31, 1995, 1996 and 1997, INSURED TAX EXEMPT FUND paid $9,356,534, $8,971,924 and $8,394,852, respectively, in advisory fees. For the fiscal years ended December 31, 1995, 1996 and 1997 INSURED INTERMEDIATE FUND paid $22,374, $28,735 and $31,756, respectively, in advisory fees. For the same periods, the Adviser voluntarily waived $15,982, $15,775 and $16,181, respectively, in advisory fees. For the fiscal year ended December 31, 1995, 1996, and 1997, the Adviser voluntarily assumed expenses for INSURED INTERMEDIATE FUND in the amounts of $11,742, $17,521, and $14,764, respectively.

     Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

                                 UNDERWRITER

     Each Tax Exempt Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the applicable Fund's shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Fund's shares, unless a Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." Each Underwriting Agreement was approved by the applicable Tax Exempt Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees. Each Underwriting Agreement provides that it will continue in effect, with respect to a Fund, from year to year only so long as such continuance is specifically approved at least annually by the applicable Tax Exempt Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of that Fund, and in either case by the vote of a majority of such Tax Exempt Fund's Disinterested Directors or Trustees, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

     For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting commissions with respect to INSURED TAX EXEMPT FUND of $698,289, $793,591 and $465,427, respectively. For the same periods, FIC reallowed an additional $87,383, $46,262 and $35,092, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting commissions with respect to INSURED INTERMEDIATE FUND of $36,160, $36,336 and $44,019, respectively. For the same periods, FIC reallowed an additional $10,211, $4,543 and $7,864, respectively, to unaffiliated dealers.

                                 DISTRIBUTION PLANS

     As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by each Tax Exempt Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

     Each Plan was approved by the applicable Tax Exempt Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually by either the applicable Tax Exempt Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors or Trustees of the applicable Tax Exempt Fund. Each Tax Exempt Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Tax Exempt Fund's Independent Directors or Trustees will be committed to the discretion of such Independent Directors or Trustees then in office.

     Each Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of the applicable Tax Exempt Fund's Independent Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to each Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to each Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of the applicable Tax Exempt Fund's Independent Directors or Trustees.

     In reporting amounts expended under the Plans to the Directors or Trustees, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

     In adopting each Plan, the applicable Tax Exempt Fund's Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

     For the fiscal year ended December 31, 1997, INSURED INTERMEDIATE FUND accrued $22,096 in 12b-1 fees pursuant to Series Fund's Class A Plan, all of which was waived by the Underwriter. For the fiscal year ended December 31, 1997, INSURED TAX EXEMPT FUND paid $3,481,392 in 12b-1 fees pursuant to its Class A Plan. For the fiscal year ended December 31, 1997, the Underwriter incurred the following Class A Plan-related expenses with respect to INSURED TAX EXEMPT FUND:


             COMPENSATION TO    COMPENSATION TO    COMPENSATION TO
              UNDERWRITER          DEALERS        SALES PERSONNEL
            ----------------   ----------------   ----------------
              $2,993,368.00                -0-        $488,024.00


     For the fiscal year ended December 31, 1997, INSURED TAX EXEMPT FUND and INSURED INTERMEDIATE FUND paid $32,852 and $7,246, respectively, in 12b-1 fees pursuant to their respective Class B Plan. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:


                         COMPENSATION TO    COMPENSATION TO    COMPENSATION TO
FUND                      UNDERWRITER          DEALERS        SALES PERSONNEL
----                      -----------          -------        ---------------
INSURED TAX EXEMPT FUND      $29,943.17           $163.51            $2,745.32
INSURED INTERMEDIATEFUND       7,246.00             -0-                 -0-

                       DETERMINATION OF NET ASSET VALUE

     The municipal bonds in which each Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the applicable Tax Exempt Fund's Board. This service is provided by Muller Data Corporation. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. With respect to each Fund, "when-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased.

     The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is each Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, each Fund will consider security type, rating, market condition and yield.

     Each Tax Exempt Fund's Board may suspend the determination of a Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

                       ALLOCATION OF PORTFOLIO BROKERAGE

     Each Fund expects that purchases and sales of portfolio securities generally will be principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price.

     At times the Adviser may engage in agency transactions and, in effecting the purchase and sale of portfolio securities for the account of each Fund, will seek best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or the Adviser by such member or broker. In addition, upon the instruction of each Tax Exempt Fund's Board, the Adviser may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services will be used by the Adviser in connection with the Funds. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker participate in these commissions.

     The Adviser may combine transaction orders placed on behalf of a Fund and any other fund in the First Investors Group of Funds, any series of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Tax Exempt Fund's Board. Each Tax Exempt Fund's Board has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of each Fund's portfolio.

     The Tax Exempt Funds did not pay any brokerage commissions for the fiscal years December 31, 1995, 1996 and 1997. With the approval of INSURED TAX EXEMPT FUND'S Board of Directors, $65,007 of principal transactions were used to acquire research and other services which benefited the Fund.


                REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                   REDEMPTION INFORMATION AND OTHER SERVICES

REDUCED SALES CHARGES--CLASS A SHARES

  Reduced sales charges are applicable to purchases made at one time of Class A shares of any one or more of the Funds or of any one or more of the Eligible Funds, as defined in the Prospectus, by "any person," which term shall include an individual, or an individual's spouse and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved; provided, however, that the term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

  Ownership of Class A and Class B shares of any Eligible Fund, except as noted below, qualify for a reduced sales charge on the purchase of Class A shares. Class A shares purchased at net asset value, Class A shares of the Money Market Funds, or shares owned under a Contractual Plan are not eligible for the purchase of Class A shares of a Fund at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

  Letter of Intent.  Any of the eligible persons described above may, within 90
  ----------------
days of their investment, sign a statement of intent ("Letter of Intent") in the form provided by the Underwriter, covering purchases of Class A shares of any one or more of the Funds and of the other Eligible Funds to be made within a period of thirteen months, provided said shares are currently being offered to the general public and only in those states where such shares may be legally sold, and thereby become eligible for the reduced sales charge applicable to the total amount purchased. A Letter of Intent filed within 90 days of the date of investment is considered retroactive to the date of investment for determination of the thirteen-month period. The Letter of Intent is not a binding obligation on either the investor or the Fund. During the term of a Letter of Intent, Administrative Data Management Corp. ("Transfer Agent") will hold Class A shares representing 5% of each purchase in escrow, which shares will be released upon completion of the intended investment.

  Purchases of Class A shares made under a Letter of Intent are made at the sales charge applicable to the purchase of the aggregate amount of shares covered by the Letter of Intent as if they were purchased in a single transaction. The applicable quantity discount will be based on the sum of the then current public offering price (i.e., net asset value plus applicable sales
                                    ----
charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, currently owned, together with the aggregate offering price of purchases to be made under the Letter of Intent. If all such shares are not so purchased, a price adjustment is made, depending upon the actual amount invested within such period, by the redemption of sufficient Class A shares held in escrow in the name of the investor (or by the investor paying the commission differential). A Letter of Intent can be amended (1) during the thirteen-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original Letter of Intent, or (2) automatically after the end of the period, if total purchases credited to the Letter of Intent qualify for an additional reduction in the sales charge. The Letter of Intent privilege may be modified or terminated at any time by the Underwriter.

  Cumulative Purchase Privilege.  Upon written notice to FIC, Class A shares of
  -----------------------------
a Fund are also available at a quantity discount on new purchases if the then current public offering price (i.e., net asset value plus applicable sales
                               ----
charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, previously purchased and then owned, plus the value of Class A shares being purchased at the current public offering price, amount to $25,000 or more. Such quantity discounts may be modified or terminated at any time by the Underwriter.

  Purchase of Shares.  When you open a Fund account, you must specify which
  -------------------
class of shares you wish to purchase. If not, your order will be processed as follows: (1) if you are opening an account with a new registration with First Investors your order will not be processed until the Fund receives notification of which class of shares to purchase; (2) if you have existing First Investors accounts solely in either Class A shares or Class B shares with the identical registration, your investment in the Fund will be made in the same class of shares as your existing account(s); (3) if you are an existing First

Investors shareholder and own a combination of Class A and Class B shares with an identical registration, your investment in the Fund will be made in Class B shares; and (4) if you own in the aggregate at least $250,000 in any combination of classes, your investment will be made in Class A shares.

SYSTEMATIC INVESTING

  First Investors Money Line.  This service allows you to invest in a Fund
  --------------------------
through automatic deductions from your bank checking account, provided you have Electronic Fund Transfers privileges. See "Electronic Fund Transfers," below. Scheduled investments in the minimum amount of $50 per month or $600 per year may be made bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually. In order to invest $2,500 or more through First Investors Money Line, a Medallion signature guarantee is required. See "Signature Guarantees." The maximum amount which may be invested through First Investors Money Line is $10,000 a month. Shares of the Fund are purchased at the public offering price determined at the close of business on the investment date you select provided the amount of the purchase is available funds in your designated bank account two business days prior to the investment date selected. You may change the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Control Dept. It takes between three and five business days to process most changes you request be made to your Money Line service. Money Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

  Automatic Payroll Investment.  You also may arrange for automatic investments
  ----------------------------
in the minimum amount of $50 into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased at the public offering price determined as of the close of business on the day the electronic fund transfer is received by the Fund. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423-4026. Arrangements must also be made with your employer's payroll department.

  Cross-Investment of Cash Distributions.  You may elect to invest in Class A or
  --------------------------------------
Class B shares of a Fund at net asset value all the cash distributions from the same class of shares of another Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A or Class B shares into the same class of another Eligible Fund, including the Money Market Funds. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. Cash distributions from a Fund's Class B shares may only be invested into an existing Class B share account. If your distributions are to be invested in Class A shares in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

  Systematic Withdrawal Plan.  Shareholders who own noncertificated Class A or
  --------------------------
Class B shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000 and you have dividends and other distributions reinvested, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. Additionally, regardless of the amount of your Class A or Class B Fund account, you may also elect to have the Systematic Plan payments automatically (i) invested at net asset value in the same class of shares of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic

Plan payments are to be invested in a new Class A Eligible Fund account, you must invest a minimum of $600 per year. Systematic Plan payments from a Class B account must be invested in an existing Class B Eligible Fund account. Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

  Shareholders who own Class B shares may establish a Withdrawal Plan and elect to receive up to 8% of the value of their account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the value of their account. For example, if the value of the account is $15,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $15,000 divided by 12 monthly payments). However, if at the time of a payment the value of the account has fallen to $14,000, the shareholder will receive $93.33 free of any CDSC (8% of $14,000 divided by 12 monthly payments) and $6.67 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.

  The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.

  Electronic Fund Transfer.  Shareholders may apply for the privilege of making
  ------------------------
Electronic Fund Transfers ("EFT") between Fund accounts and a predesignated bank account by completing an application and having all shareholders' signatures guaranteed. If the bank account registration is not identical to the Fund account, a signature guarantee of every bank account holder who is not an owner of the Fund account is required. Shareholders may choose EFT privileges for Money Line purchases, redemptions, dividend distributions and Systematic Withdrawal Plan payments. The minimum EFT redemption amount is $500 and the maximum is $50,000. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the EFT privileges at any time. Shareholders may not use EFT to redeem shares unless they have been owned for at least 15 days.

  Conversion of Class B Shares.  Class B Shares of a Fund will automatically
  ----------------------------
convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first business day of the month in which the eighth anniversary of the initial purchase of such Class B shares occurs. For these purposes, the date of initial purchase shall mean (1) the first business day of the month in which such Class B shares were issued, or (2) for Class B shares obtained through an exchange or a series of exchanges, the first business day of the month in which the original Class B shares were issued. For conversion purposes, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or the availability of an opinion of counsel, that: (1) the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. FIMCO has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

  If either Fund implements any amendments to its Class A Plan that would increase materially the costs that may be borne under such Plan by Class A shareholders, a new target class into which Class B shares will convert will be established, unless a majority of Class B shareholders, voting separately as a class, approve the proposal.

  Waivers of CDSC on Class B Shares.  The CDSC imposed on Class B shares does
  ---------------------------------
not apply to: (a) any redemption by advisory accounts managed by the Adviser or any of its affiliates or for shares held by the Adviser or any of its affiliates; (b) any redemption or transfer of ownership of Class B shares following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability; (c) any redemption of shares purchased during the period April 29, 1996 through June 30, 1996 with the proceeds from a redemption of shares of a fund in another fund group for which no sales charge was paid, other than a money market fund or shares held in a retirement plan account; and (d) certain redemptions pursuant to a Withdrawal Plan (see "Systematic Withdrawal Plan"). For more information on what specific documents are required, call Shareholder Services at 1-800-423-4026.

  Signature Guarantees.  The words "Signature Guaranteed" must appear in direct
  --------------------
association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (3) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (4) an account registration is being transferred to another owner, (5) a transaction requires additional legal documentation; (6) the redemption request is for certificated shares; (7) your address of record has changed within 60 days prior to a redemption request; (8) multiple owners have a dispute or give inconsistent instructions; (9) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents; and (10) you elect EFT privileges.

  Reinvestment after Redemption.  If you redeem Class A or Class B shares in
  -----------------------------
your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund (including the Money Market Funds), at net asset value, on the date the Transfer Agent receives your purchase request. If you reinvest the entire proceeds of a redemption of Class B shares for which a CDSC has been paid, you will be credited for the amount of the CDSC. If you reinvest less than the entire proceeds, you will be credited with a pro rata portion of the CDSC. All credits will be paid in Class B shares of the fund into which the reinvestment is being made. The period you owned the original Class B shares prior to redemption will be added to the period of time you own Class B shares acquired through reinvestment for purposes of determining (a) the applicable CDSC upon a subsequent redemption and (b) the date on which Class B shares automatically convert to Class A shares. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within six months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."

  Telephone Transactions.  Fund shares not held in certificate form may be
  ----------------------
exchanged or redeemed by telephone provided you have not declined telephone privileges. Telephone exchanges are also available from an individually registered non-retirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file).

  As stated in the Funds' Prospectus, the Tax Exempt Funds, the Adviser, the Underwriter and their officers, directors, trustees and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, address, social security number and such other information as may be deemed necessary; (2) recording all telephone instructions; and (3) sending written confirmation of each transaction to the shareholder's address of record.

  CANCELLED CHECKS.  Copies of cancelled purchase, liquidation or dividend
  ----------------
checks will be provided to shareholders upon request. Shareholders will be charged $10.00 per check.

  Emergency Pricing Procedures.  In the event that the Funds must halt
  ----------------------------
operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

  1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

  2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

  (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

  (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

  3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

  4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.

                                 TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund-each Fund being treated as a separate corporation for these purposes-must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

  Dividends paid by a Fund will qualify as exempt-interest dividends as defined in the Prospectus, and thus will be excludable from gross income for Federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

  Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions are reported by shareholders (or taxed to them in the case of taxable distributions) for the year in which that December 31 falls.

     Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income taxgenerally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

  If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, to the extent a Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the Federal alternative minimum tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds.
Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

  Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

  Each Fund may acquire zero coupon municipal securities issued with original issue discount. As a holder of those securities, each Fund must account for the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its net tax-exempt income and net tax-exempt interest, including any original issue discount on Municipal Instruments, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

  Each Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

  If a Fund invests in any instruments that generate taxable income under circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Fund.

  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund will realize in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

  If a Fund has an "appreciated financial position"-generally, an interest (including an interest through an option or futures contract or short sale) with respect to any debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                            PERFORMANCE INFORMATION

     A Fund may advertise its performance in various ways.

     Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

         T=[(ERV/P)(1/n)]-1

     The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

         (ERV-P)/P = TOTAL RETURN

    Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

     Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

     Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 1997 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN/1/


                                   Insured Intermediate Fund/2/            Insured Tax Exempt Fund
                                   ----------------------------            -----------------------
                                    Class A             Class B             Class A        Class B
                                    Shares             Shares/4/            Shares         Shares/4/
                                    ------             ---------            ------         ---------
One Year                            0.88%               2.39%               1.46%           3.62%
Five Years                          N/A                  N/A                4.66             N/A
Ten Years                           N/A                  N/A                6.67             N/A
Life of Fund 3                      3.83                6.40                 N/A            7.06

TOTAL RETURN/1/

                                   Insured  Intermediate  Fund/2/          Insured Tax Exempt Fund
                                   ------------------------------          ------------------------
                                    Class A             Class B            Class A          Class B
                                    Shares              Shares/4/          Shares           Shares/4/
                                    ------              -------            ------           ---------
One Year                            0.88%               2.39%               1.46%            3.62%
Five Years                          N/A                  N/A               25.55              N/A
Ten Years                           N/A                  N/A               90.80              N/A
Life of Fund/3/                    16.72               20.23                N/A             22.47

-----------------------
1 All return figures reflect the current maximum sales charge of 6.25%. Prior to July 1, 1993, the maximum sales charge for INSURED TAX EXEMPT FUND was 6.90%. Prior to December 29, 1989, the maximum sales charge for INSURED TAX EXEMPT FUND was 7.25%. Prior to January 12, 1995, the maximum sales charge for INSURED INTERMEDIATE FUND was 3.50%.
2 Certain expenses of the INSURED INTERMEDIATE FUND have been waived from commencement of operations through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived.
3  INSURED INTERMEDIATE FUND commenced operations on November 22, 1993.
4  The commencement date for the offering of Class B shares is January 12, 1995.

     Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 1997 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN

                               Insured  Intermediate  Fund/1/              Insured Tax Exempt Fund
                               -----------------------------               ------------------------
                                Class A             Class B                Class A         Class B
                                Shares              Shares/3/              Shares          Shares/3/
                                ------              ---------              ------          --------
One Year                        7.68%               6.39%                  8.27%           7.62%
Five Years                      N/A                  N/A                   6.02             N/A
Ten Years                       N/A                  N/A                   7.25             N/A
Life of Fund/2/                 5.49                7.29                    N/A            7.94

TOTAL RETURN

                               Insured Intermediate Fund/1/      Insured Tax Exempt Fund
                               ---------------------------       -----------------------
                                Class A          Class B          Class A        Class B
                                Shares           Shares/3/        Shares         Shares/3/
                                ------           ---------        ------         ---------
One Year                        7.68%              6.39%           8.27%           7.62%
Five Years                      N/A                 N/A           33.95             N/A
Ten Years                       N/A                 N/A          101.43             N/A
Life of Fund/2/                24.58              23.23            N/A            25.46

     Yield is presented for a specified thirty-day period ("base period").
Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

     Each Fund's tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

     The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND Class A shares for the thirty day period ended December 31, 1997 (assuming a Federal tax rate of 28%) was 3.54% and

-------------------------------
1 Certain expenses of the INSURED INTERMEDIATE FUND have been waived from commencement of operations through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived.
2  INSURED INTERMEDIATE FUND commenced operations on November 22, 1993.
3  The commencement date for the offering of Class B shares is January 12, 1995.

5.55%, respectively. The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND Class B shares for the same period (assuming a Federal Tax rate of 28%) was 3.08% and 4.81%, respectively. The yield and tax-equivalent yield (assuming the same tax rate) for INSURED INTERMEDIATE FUND Class A shares for the thirty days ended December 31, 1997 was 4.00% and 6.25%, respectively. The yield and tax-equivalent yield for INSURED INTERMEDIATE FUND Class B shares for the same period (assuming a Federal Tax rate of 28%) was 3.30% and 5.16%, respectively. The maximum Federal tax rate during this period was 39.6%. During this period, certain expenses of INSURED INTERMEDIATE FUND have been waived or reimbursed. Accordingly yield and tax-equivalent yield figures are higher than they would have been had such expenses not been waived or reimbursed.

     The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by a Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve-month period ended December 31, 1997 for Class A shares of INSURED INTERMEDIATE FUND and INSURED TAX EXEMPT FUND calculated using the offering price was 4.61% and 4.52%, respectively. The distribution rate for the twelve-month period ended December 31, 1997 for Class A shares of INSURED INTERMEDIATE FUND and INSURED TAX EXEMPT FUND calculated at net asset value was 4.92% and 4.82%, respectively. The distribution rate for the twelve-month period ended December 31, 1997 for Class B shares of INSURED INTERMEDIATE FUND and INSURED TAX EXEMPT FUND calculated using net asset value was 3.91% and 4.13%, respectively. During this period certain expenses of INSURED INTERMEDIATE FUND were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived.

     Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix D.

     A Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by any Fund of past or future yield or return.

     From time to time, in reports and promotional literature, a Fund may compare its performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, that Fund's portfolio holdings, such as:

     Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

     Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

     Salomon Brothers Inc, "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

     Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

     Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

     The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

     From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                                 GENERAL INFORMATION

     AUDITS AND REPORTS.  The accounts of each Fund are audited twice a year by
     ------------------
Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

     Transfer Agent.  Administrative Data Management Corp., 581 Main Street,
     --------------
Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. For the fiscal year ended December 31, 1997, INSURED TAX EXEMPT FUND paid $63,432 in transfer agent fees and expenses. For the fiscal year ended December 31, 1997, INSURED INTERMEDIATE FUND paid $7,003 in transfer agent fees and expenses. The Transfer Agent's telephone number is 1-800-423-4026.

     SHAREHOLDER LIABILITY.  Series Fund is organized as an entity known as a
     ---------------------
"Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Series Fund. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of Series Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Series Fund or the Trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of Series Fund. The Declaration of Trust also provides that Series Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Series Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Series Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Series Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

     5% SHAREHOLDERS.  As of April 1, 1998,  John W. Roberts, 1316 Indian Mound
     ---------------
W, Bloomfield Hills, MI 48301, owned of record or beneficially 6.0% of the outstanding Class A shares of INSURED INTERMEDIATE FUND.

     As of April 1, 1998, the following owned of record or beneficially 5% or more of the outstanding Class B shares of the Fund listed below:

Fund                         % of Shares  Shareholder
----                         -----------  -----------

INSURED INTERMEDIATE FUND      5.9        Vivien B. Shelanski
                                          241 Kane Street
                                          Brooklyn, NY 11231

                               5.8        William A. Bloomhall
                                          130 Thompson Drive SE
                                          Cedar Rapids, IA  52403

                               5.7 Shirley M. Pusko and Ronald E. Pusko 8129 W. 87th Street
                                          Hickory Hills, IL  60457

                              16.6        Maureen Barron and Earl Barron
                                          1938 Louisquisset Pike
                                          Lincoln, RI  02865

                              10.8        Harrison W. Snyder
                                          RD 4 Box 313
                                          Huntington, PA  16652

                               7.9        Wendy Liu Lee
                                          20 Confucius Plaza
                                          New York, NY  10002

INSURED TAX EXEMPT FUND        6.2        Giselle Serio
                                          48 Athens Avenue
                                          South Amboy, NJ 08879-2453

                               9.1        Daniel Williams Sr.
                                          Eagle Ridge Drive
                                          W. Orange, NJ 07052 USA

     Trading by Portfolio Managers and Other Access Persons.  Pursuant to
     ------------------------------------------------------
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, each Tax Exempt Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Directors or Trustees: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                  APPENDIX A
                     DESCRIPTION OF MUNICIPAL BOND RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating "CI" is reserved for income bonds on which no interest is being paid.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                                  APPENDIX B
                     DESCRIPTION OF MUNICIPAL NOTE RATINGS


STANDARD & POOR'S RATINGS GROUP
-------------------------------

     S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.
-------------------------------

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

     MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                  APPENDIX C
                    DESCRIPTION OF COMMERCIAL PAPER RATINGS


STANDARD & POOR'S RATINGS GROUP
-------------------------------

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.
-------------------------------

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                                                 APPENDIX D

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138

                              INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

     [The following table is represented as graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   533,443
               35 years old ..............   202,228
               45 years old ..............    62,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

     [The following table is represented as chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME
                     1966 .......................  96.61836
                     1967 .......................  93.80423
                     1968 .......................  89.59334
                     1969 .......................  84.36285
                     1970 .......................  79.88906
                     1971 .......................  77.33694
                     1972 .......................  74.79395
                     1973 .......................  68.80768
                     1974 .......................  61.27131
                     1975 .......................  57.31647
                     1976 .......................  54.63915
                     1977 .......................  51.20820
                     1978 .......................  46.98000
                     1979 .......................  41.46514
                     1980 .......................  36.85790
                     1981 .......................  33.84564
                     1982 .......................  32.60659
                     1983 .......................  31.41290
                     1984 .......................  30.23378
                     1985 .......................  29.12696
                     1986 .......................  28.81005
                     1987 .......................  27.59583
                     1988 .......................  26.43279
                     1989 .......................  25.27035
                     1990 .......................  23.81748
                     1991 .......................  23.10134
                     1992 .......................  22.45028
                     1993 .......................  21.86006
                     1994 .......................  21.28536
                     1995 .......................  20.76620
                     1996 .......................  20.39000

                       1995........................  1.00
                       1996........................  1.03
                       1997........................  1.06
                       1998 .......................  1.09
                       1999 .......................  1.13
                       2000 .......................  1.16
                       2001 .......................  1.19
                       2002 .......................  1.23
                       2003 .......................  1.27
                       2004 .......................  1.30
                       2005 .......................  1.34
                       2006 .......................  1.38
                       2007 .......................  1.43
                       2008 .......................  1.47
                       2009 .......................  1.51
                       2010 .......................  1.56
                       2011 .......................  1.60
                       2012 .......................  1.65
                       2013 .......................  1.70
                       2014 .......................  1.75
                       2015 .......................  1.81
                       2016 .......................  1.86
                       2017 .......................  1.92
                       2018 .......................  1.97
                       2019 .......................  2.03
                       2020 .......................  2.09
                       2021 .......................  2.16
                       2022 .......................  2.22
                       2023 .......................  2.29
                       2024 .......................  2.36
                       2025 .......................  2.43
                       2026 .......................  2.43

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and services as it could in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                              1926 through 1996(1)

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
                              Periods           Periods           Periods
                              -------           -------           -------
 1-Year Periods                  71                51                72%
 5-Year Periods                  67                60                90%
10-Year Periods                  62                60                97%
15-Year Periods                  57                57               100%
20-Year Periods                  52                52               100%

The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. (2)

                  Compound Annual Return from 1982 -- 1996(1)
                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  13.66

The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                  Compound Annual Return from 1982 -- 1996(1)
                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  16.79

(1) Used with permission. (C) 1997 Ibbotson Associates Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

(2) Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                         Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                              ---------------------------------------------
   your tax-free yield        31.0%               36.0%               39.6%
   -------------------        -----               -----               -----
          3.00%               4.35%               4.69%               4.97%
          3.50%               5.07%               5.47%               5.79%
          4.00%               5.80%               6.25%               6.62%
          4.50%               6.52%               7.03%               7.45%
          5.00%               7.25%               7.81%               8.25%
          5.50%               7.97%               8.59%               9.11%

This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              FINANCIAL STATEMENTS
                            as of December 31, 1997

                              FINANCIAL STATEMENTS
                            as of December 31, 1997

First Investors Insured Tax Exempt Fund, Inc. (2-57473) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on February 20, 1998 (Accession Number:
0000928816-98-000048).


First Investors Series Fund (33-25623) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on March 2, 1998 (Accession Number: 0001047489-98-008179).

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) Financial Statements: Financial Statements are set forth in Part B, Statement of Additional Information

     (b)  Exhibits:

          (1)a./1/  Amended and Restated Declaration of Trust

             b./2/  Supplemental Declaration of Trust

          (2)/1/    By-laws

          (3)       Not Applicable

          (4) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated September 19, 1988, as amended September 22, 1994, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement

          (5)a./1/ Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.

          (6)/1/ Underwriting Agreement between Registrant and First Investors Corporation

          (7)       Not Applicable

          (8)a./1/  Custodian Agreement between Registrant and Irving Trust
                    Company

            b./1/ Supplement to Custodian Agreement between Registrant and The Bank of New York

          (9)a./1/ Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.

            b./2/   Schedule A to Administration Agreement

          (10)      Opinion of counsel

          (11)a.    Consent of Independent Accountants

            b./1/   Powers of Attorney

          (12)      Not Applicable

          (13)      No undertakings in effect

          (14)a./2/ First Investors Profit Sharing/Money Purchase Pension Retirement Plan for Sole Proprietorships, Partnerships, and Corporations

              b./2/ First Investors Individual Retirement Account

              c./2/ First Investors 403(b) Custodial Account

              d./2/ First Investors SEP-IRA and SARSEP-IRA

          (15)a./1/ Amended and Restated Class A Distribution Plan

              b./1/ Class B Distribution Plan

          (16)      Performance Calculations

          (17) Financial Data Schedule (filed as Exhibit 27 for electronic filing purposes)

          (18)/1/   18f-3 Plan

-------------------
     /1/ Incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement (File No. 33-25623) filed on April 23, 1996.
     /2/ Incorporated by reference from Post-Effective Amendment No. 22 to Registrant's Registration Statement (File No. 33-25623) filed on May 15, 1997.



Item 25.  Persons Controlled by or under common control with  Registrant

          There are no persons controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities

                                                    Number of
                                                    Record Holders as of
         Title of Class                             February 2, 1998
         --------------                             --------------
                                                 Class A           Class B
Blue Chip Fund                                    36,157            3,833
Total Return Fund                                  8,013              309
Special Situations Fund                           32,690            2,930
Investment Grade Fund                              3,844              246
Insured Intermediate Tax Exempt Fund                 276               41

Item 27.  Indemnification

          Article XI, Section 1 of Registrant's Declaration of Trust provides as follows:

          Section 1.

          Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Article XI, Section 2 of Registrant's Declaration of Trust provides as follows:

          Section 2.

     (a) Subject to the exceptions and limitations contained in Section (b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b)  No indemnification shall be provided hereunder to a Covered Person:

     (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

          (A)  by the court or other body approving the settlement; or

          (B) by at least a majority or those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

          (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

         The general effect of this Indemnification will be to indemnify the officers and Trustees of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a Trustee or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office.

         The Registrant's Investment Advisory Agreement provides as follows:

         The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

          The Registrant's Underwriting Agreement provides as follows:

          The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.

Item 28.  Business and Other Connections of Investment Adviser

          First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as investment adviser to:

          First Investors Cash Management Fund, Inc.
          First Investors Fund For Income, Inc.
          First Investors Global Fund, Inc.
          First Investors Government Fund, Inc.
          First Investors High Yield Fund, Inc.
          First Investors Insured Tax Exempt Fund, Inc.
          First Investors Life Series Fund
          First Investors Multi-State Insured Tax Free Fund
          First Investors New York Insured Tax Free Fund, Inc.

          First Investors Series Fund II, Inc.
          First Investors Special Bond Fund, Inc.
          First Investors Tax-Exempt Money Market Fund, Inc.
          First Investors U.S. Government Plus Fund

          Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors or Trustees and Officers."


Item 29.  Principal Underwriters

  (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:
       First Investors Cash Management Fund, Inc.
       First Investors Fund For Income, Inc.
       First Investors Global Fund, Inc.
       First Investors Government Fund, Inc.
       First Investors High Yield Fund, Inc.
       First Investors Insured Tax Exempt Fund, Inc.
       First Investors Multi-State Insured Tax Free Fund
       First Investors New York Insured Tax Free Fund, Inc.
       First Investors Tax-Exempt Money Market Fund, Inc.
       First Investors U.S. Government Plus Fund
       First Investors Series Fund II, Inc.
       First Investors Life Variable Annuity Fund A
       First Investors Life Variable Annuity Fund C
       First Investors Life Variable Annuity Fund D
       First Investors Life Level Premium Variable Life Insurance
        (Separate Account B)

  (b)  The following persons are the officers and directors of the Underwriter:

                          Position and            Position and
Name and Principal        Office with First       Office with
Business Address          Investors Corporation   Registrant
-----------------------   ---------------------   -----------------
Glenn O. Head             Chairman                President
95 Wall Street            and Director            and Trustee
New York, NY 10005

Marvin M. Hecker          President               None
95 Wall Street
New York, NY  10005

John T. Sullivan          Director                Chairman of the
95 Wall Street                                    Board of Trustees
New York, NY 10005

Roger L. Grayson          Director                Trustee
95 Wall Street
New York, NY  10005

Joseph I. Benedek         Treasurer               Treasurer


581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci         Senior Vice President   None
95 Wall Street            and Director
New York, NY 10005

Kathryn S. Head           Vice President          Trustee
581 Main Street           and Director
Woodbridge, NJ 07095

Louis Rinaldi             Senior Vice             None
581 Main Street           President
Woodbridge, NJ 07095

Frederick Miller          Senior Vice President   None
581 Main Street
Woodbridge, NJ 07095

Larry R. Lavoie           Secretary and           None
95 Wall Street            General Counsel
New York, NY  10005

Matthew Smith             Vice President          None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons         Director                None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon               Vice President          None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan            Director                None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly          Vice President          None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan           Vice President-         None
95 Wall Street            Sales Administration
New York, NY 10005

William M. Lipkus         Chief Financial Officer None
581 Main Street
Woodbridge, NJ 07095

       (c) Not applicable

Item 30.  Location of Accounts and Records

          Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 31.  Management Services

          Inapplicable

Item 32.  Undertakings

          The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of April, 1998.

                                    FIRST INVESTORS SERIES FUND

                                    (Registrant)

                                    By:  /s/ Glenn O. Head
                                         ----------------------
                                         Glenn O. Head
                                         President and Trustee

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Glenn O. Head                   Principal Executive           April 15, 1998
-------------------------------     Officer and Trustee
Glenn O. Head


/s/ Joseph I. Benedek               Principal Financial           April 15, 1998
-------------------------------     and Accounting Officer
Joseph I. Benedek

               *                    Trustee                       April 15, 1998
-------------------------------
Kathryn S. Head

               *                    Trustee                       April 15, 1998
-------------------------------
Roger L. Grayson

               *                    Trustee                       April 15, 1998
-------------------------------
Herbert Rubinstein

               *
-------------------------------     Trustee                       April 15, 1998
Nancy Schaenen

               *                    Trustee                       April 15, 1998
-------------------------------
James M. Srygley

               *                    Trustee                       April 15, 1998
-------------------------------
John T. Sullivan

               *                    Trustee                       April 15, 1998
-------------------------------
Rex R. Reed

               *                    Trustee                       April 15, 1998
-------------------------------
Robert F. Wentworth


*By: /s/ Larry R. Lavoie
     -------------------
     Larry R. Lavoie
     Attorney-in-fact

                                    INDEX TO EXHIBITS

Exhibit

Number  Description
------  -----------

99.B10    Opinion of counsel
99.B11    Consent of accountants
99.B16    Performance Calculations
27.011    FDS-Blue Chip Fund Class A
27.012    FDS-Blue Chip Fund Class B
27.021    FDS-Total Return Fund Class A
27.022    FDS-Total Return Fund Class B
27.031    FDS-Special Situations Fund Class A
27.032    FDS-Special Situations Fund Class B
27.041    FDS-Investment Grade Fund Class A
27.042    FDS-Investment Grade Fund Class B
27.051    FDS-Intermediate Tax Exempt Fund Class A
27.052    FDS-Intermediate Tax Exempt Fund Class B